Clarkston Select Fund

Institutional Class Shares (Ticker Symbol: CIDDX)

A Series of ALPS Series Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

(303) 623-5277

January 28, 2019

Dear Shareholder:

On behalf of the Board of Trustees of ALPS Series Trust (the “Trust”), we are pleased to invite you, as a shareholder of the Clarkston Select Fund, to a Special Meeting of Shareholders to be held on March 13, 2019, at 10:00 a.m., Mountain Time, at the offices of the Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

At the Special Meeting, you will be asked to approve two proposals.

Proposal 1: Proposed Agreement and Plan of Reorganization

Under an Agreement and Plan of Reorganization, the Clarkston Select Fund (the “Selling Fund”) will be reorganized into the Clarkston Fund (the “Acquiring Fund”) subject to shareholder approval (the “Reorganization”).

The Acquiring Fund has similar but slightly different investment objectives and principal investment strategies than the Selling Fund. Clarkston Capital Partners, LLC (the “Adviser”) is the investment adviser to the Selling Fund and to the Acquiring Fund. Jeffrey A. Hakala, CFA, CPA, Chief Executive Officer and Chief Investment Officer of the Adviser and Gerald W. Hakala, CFA, Managing Partner, Equities of the Adviser are the portfolio managers for the Selling Fund and for the Acquiring Fund.

If the Reorganization is approved by the shareholders of the Selling Fund, the Selling Fund will transfer its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund whose shares will be distributed to the shareholders of the Selling Fund in complete liquidation and termination of the Selling Fund. Shareholders will receive the same class of shares in the Acquiring Fund as they held in the Selling Fund.

Proposal 2: Proposed New Investment Advisory Agreement

On or about December 31, 2018 (the “Transaction Closing Date”) the ownership interests of the principal owners of the Adviser were restructured and the ownership interest of one principal owner was reduced below 25% (the “Transaction”). This reduction in ownership below 25% is deemed to be a “change in control” of the Adviser for the purpose of the Investment Company Act of 1940, as amended (“1940 Act”). This “change in control” constitutes an “assignment,” as such term is understood under 1940 Act, of the current advisory agreement between the Adviser and the Trust, with respect to the Selling Fund (the “Current Advisory Agreement”). Under the 1940 Act and the terms of the Current Advisory Agreement, this assignment automatically terminated the Current Advisory Agreement. Although the ownership interests of the principals was restructured, the management of the Adviser remains the same. No outside third parties were introduced into the ownership structure, and all owners have the same controlling influence over the Adviser after the Transaction as they did before the Transaction.

In anticipation of the completion of the Transaction and related events, on November 29, 2018, the Board of Trustees reviewed and approved an interim and a new investment advisory agreement between the Adviser and the Trust, with respect to the Selling Fund (the “Interim Agreement” and the “New Advisory Agreement”). The Interim Agreement took effect on the Transaction Closing Date and the New Advisory Agreement will take effect with respect to the Selling Fund if approved by shareholders of the Selling Fund. The Interim Agreement and the New Agreement allow the Adviser to continue to serve as the investment adviser to the Selling Fund, under terms that are the same in all material respects to the Current Advisory Agreement, except that there will be a new commencement date and an initial one (1) year term for the New Advisory Agreement, with annual renewal thereafter subject to approval. The Current Advisory Agreement has an initial two (2) year term, with annual renewal thereafter subject to approval.

To provide for continuity in the operation of the Selling Fund, and to enable the Selling Fund to benefit from favorable developments in its management, you are being asked to approve the New Advisory Agreement with respect to the Selling Fund. Under the New Advisory Agreement, Clarkston will continue to provide investment advisory services to the Selling Fund subject to the oversight of the Board of Trustees, under terms described above and for the same fees that are currently in effect. The Selling Fund’s investment objectives and investment strategies have not changed as a result of the Transaction but could change if the Reorganization is approved. The investment advisory personnel of the Adviser who provide services to the Selling Fund remain the same.

Approval of the New Advisory Agreement will neither alter the number of shares you own in the Selling Fund nor cause a change to the advisory fee rate payable to the Adviser.

If the Reorganization is approved, the New Advisory Agreement will terminate upon completion of the Reorganization.

After careful consideration, the Board of Trustees of the Trust, including the disinterested Trustees, has determined that the Reorganization and the Transaction would each be in the best interests of the shareholders of the Selling Fund and recommended that shareholders of the Selling Fund vote “FOR” the Reorganization and “FOR” the Transaction..

Details of the proposed Reorganization and Transaction are set forth in the proxy statement/prospectus (the “Proxy Statement/Prospectus”) that accompanies this letter, including details about the Acquiring Fund’s investment objective(s), policies, management and costs that are important for you to know. We encourage you to read it thoroughly. In addition, we have included a list of commonly asked questions and answers. Shareholders may cast their votes according to the instructions provided in the enclosed Proxy Statement/Prospectus.

Your vote is important regardless of the number of shares you own. In order to conduct the Special Meeting for the Selling Fund, the presence in person or by proxy of 30% of the shares issued and outstanding and entitled to vote at the Special Meeting shall constitute a quorum for the continued transaction of business for the Selling Fund. Please cast your vote using one of the methods included on the enclosed proxy card.

If you have any questions about the proposed Reorganization, please call 1-866-227-7300.

Sincerely,

/s/Richard C. Noyes

Richard C. Noyes, Esq.
Secretary
ALPS Series Trust

ALPS SERIES TRUST

Clarkston Select Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

(303) 623-5277

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MARCH 13, 2019

To the Shareholders of the Clarkston Select Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the Clarkston Select Fund (the “Selling Fund”) is to be held at 10:00 a.m. Mountain Time on March 13, 2019, at the offices of ALPS Series Trust (the “Trust”) at 1290 Broadway, Suite 1100, Denver, Colorado 80203. At the Special Meeting, shareholders will be asked to vote on the following proposals with respect to the Selling Fund:

1.	To approve an Agreement and Plan of Reorganization (the “Plan”) which provides for (i) the transfer of all the assets of the Selling Fund to the Clarkston Fund (the “Acquiring Fund”) in exchange solely for Institutional Class shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund; and (ii) the pro rata distribution of such Institutional Class shares of the Acquiring Fund to the holders of Institutional Class shares of the Selling Fund in complete liquidation and termination of the Selling Fund.

2.	To approve a new investment advisory agreement (the “New Advisory Agreement”) among the Trust, on behalf of the Selling Fund, and Clarkston Capital Partners, LLC (the “Adviser”).

3.	To transact such other business as may properly come before the Special Meeting.

Only shareholders of record of shares of beneficial interest in the Selling Fund as of the close of business on December 21, 2018, are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

All shareholders of the Selling Fund are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, by telephone or over the Internet. To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States. To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide. To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

If you intend to attend the Special Meeting in person and you are a record holder of the Selling Fund’s shares, in order to gain admission, you must show photographic identification, such as your driver’s license. If you intend to attend the Special Meeting in person and you hold your shares through a bank, broker or other nominee, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of shares of the Selling Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date. If you hold your shares in a brokerage account or through a bank or other nominee, you will not be able to vote in person at the Special Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Special Meeting.

i

By order of the Board of Trustees of ALPS Series Trust,

/s/Richard C. Noyes

Richard C. Noyes, Esq.

Secretary

ALPS Series Trust

January 28, 2019

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on March 13, 2019, or any adjournment or postponement thereof. This Notice and the attached Combined Proxy Statement/Prospectus are available on the internet at www.proxyonline.com/docs/ClarkstonSelect2019.pdf. On this website, you will be able to access this Notice, the Combined Proxy Statement/Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

PLEASE VOTE THE ENCLOSED PROXY BALLOT CARD.

YOUR VOTE IS VERY IMPORTANT!

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense to ALPS Series Trust in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Each party must sign the proxy card. Each party should sign exactly as shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration Valid Signature

Corporate Accounts

(1)	ABC Corp. . . . . . . . . . . . . . . . . . . . . . . . . . .	ABC Corp.
(2)	ABC Corp. . . . . . . . . . . . . . . . . . . . . . . . . . .	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer . . . . . . . . . . . . . . . .	John Doe
(4)	ABC Corp. Profit Sharing Plan . . . . . . . . . .	John Doe, Trustee

Trust Accounts

(1)	ABC Trust . . . . . . . . . . . . . . . . . . . . . . . . . .	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78 . . . . . . . . . . . . . . . . . . . . . . . .	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust.
(2)	f/b/o John B. Smith, Jr. UGMA . . . . . . . . . . Estate of John B. Smith . . . . . . . . . . . . . . . .	John B. Smith John B. Smith, Jr., Executor

ALPS SERIES TRUST

Clarkston Select Fund

1290 Broadway, Suite 1100

Denver, Colorado 80203

QUESTIONS & ANSWERS

YOUR VOTE IS VERY IMPORTANT!

Dated: January 28, 2019

Question: What is this document and why did you send it to me?

Answer: At a meeting of the Board of Trustees (the “Board”) of ALPS Series Trust (the “Trust”) held on November 29, 2018, the Board, including the disinterested trustees (the “Independent Trustees”), reviewed and approved two proposals being presented to shareholders of the Clarkston Select Fund.

Proposal 1: an agreement and plan of reorganization (the “Plan”) to reorganize the Clarkston Select Fund (the “Selling Fund”) into the Clarkston Fund (the “Acquiring Fund”), each a series of the ALPS Series Trust (the “Reorganization”).

Proposal 2: a new investment advisory agreement (the “New Advisory Agreement”) among the Trust, on behalf of the Selling Fund, and Clarkson Capital Partners, LLC (“Clarkston” or the “Adviser”).

You are receiving the attached document (the “Proxy Statement/Prospectus”) because you are a shareholder of the Selling Fund as of December 21, 2018 (the “Record Date”) and have the right to vote on the proposals (the “Proposals”) described herein concerning the Selling Fund. The Proxy Statement/Prospectus contains information that shareholders of the Selling Fund should know before voting on the Proposals and should be retained for future reference. The Proxy Statement/Prospectus is the proxy statement of the Selling Fund and the prospectus for the shares of the Acquiring Fund.

Proposal 1 Questions and Answers

Question: How is the Selling Fund proposed to be reorganized into the Acquiring Fund?

Answer: Upon closing of the Reorganization of the Selling Fund, shareholders of the Selling Fund will receive shares of the Acquiring Fund having the same total value as the Selling Fund shares surrendered by the shareholder on the date of the Reorganization. The Selling Fund has only Insitutional Class shares. Holders of such shares will receive the Institutional Class shares of the Acquiring Fund.

If the Reorganization is approved, the Plan for the Selling Fund provides for: (i) the transfer of all the assets of the Selling Fund to the Acquiring Fund in exchange solely for Institutional Class shares of beneficial interest of the Acquiring Fund and the assumption of all the liabilities of the Selling Fund; and (ii) the pro rata distribution of such Institutional Class shares of the Acquiring Fund to the holders of Institutional Class shares of the Selling Fund in complete liquidation and termination of the Selling Fund.

Please refer to the Proxy Statement/Prospectus for a detailed explanation of the proposed Reorganization.

Question. Why has the Reorganization of the Selling Fund into the Acquiring Fund been recommended?

Answer. The Adviser, and the Board of Trustees of the Trust have recommended the Reorganization, in part, because the Selling Fund and the Acquiring Fund have the same portfolio managers and feature similar but slightly different investment objective(s), principal investment strategies, and principal risks (except as noted below).

The Selling Fund seeks long-term capital appreciation and current income by investing primarily in dividend paying equity securities of U.S. medium- and large-capitalization companies. The dividend component of the Selling Fund’s strategy consists of seeking companies that have a history of paying dividends and increasing dividends. The Acquiring Fund seeks long-term capital appreciation by investing primarily in equity securities of U.S. large-capitalization companies.

The Adviser and the Board have recommended the Reorganization taking into consideration, among other things, the fact that shareholders of the Selling Fund would have the opportunity to invest in the Acquiring Fund, which has similar but slightly different investment objective(s) and similar but slightly different principal investment strategies (except as noted above), and is managed by the same portfolio managers as the Selling Fund; the anticipated tax-free nature of the Reorganization; and the contractual expense limitations of the Acquiring Fund is the same as the contractual expense limitations of the Selling Fund.

After the Reorganization, the projected total expense ratios after waivers and reimbursements of the Institutional Class of the Acquiring Fund are expected to be the same or lower than the total expense ratios after waivers and reimbursements of the Insitutional Class of the Selling Fund. The Acquiring Fund’s expense limitations will be in effect through at least January 31, 2020. The Adviser will pay for all expenses in connection with the Reorganization. The Board determined that the Reorganization would be in the best interests of the shareholders of the Selling Fund, the interests of the Selling Fund’s existing shareholders would not be diluted as a result of its Reorganization, and recommended that shareholders of the Selling Fund vote in favor of the Reorganization. For addition information, see “Board Consideration of the Reorganization” at page 11.

Question. Has the Board approved the Agreement and Plan of Reorganization for the Selling Fund?

Answer. Yes. After considering potential courses of action with respect to the management of the Selling Fund, the Board, including the Board’s Independent Trustees, determined that the Reorganization was in the best interests of the Selling Fund and its shareholders based upon factors, including among others:

• the continuity of the Adviser;

• the compatibility of the Funds’ investment objectives, principal investment strategies and related risks;

• the consistency of portfolio management;

• the performance of the Selling Fund and the Acquiring Fund;

• the current fees and expenses of the Selling Fund compared to the expected fees and expenses of the Acquiring Fund, including the applicable contractual expense caps on the Selling Fund and the Acquiring Fund;

• the anticipated federal income tax-free nature of the Reorganization;

• the expected costs of the Reorganization and that shareholders of the Acquiring Fund and the Selling Fund were not expected to bear the costs of the Reorganization;

• the terms of the Reorganization, including provisions designed to avoid dilution of the interests of shareholders of the Acquiring Fund and the Selling Fund;

v

• the effect of the Reorganization on shareholder rights;

• alternatives to the Reorganization; and

• any potential benefits of the Reorganization to the Advisor and its affiliates because of the Reorganization

Question: How will the Reorganization affect me as a shareholder?

Answer: Each shareholder of the Institutional Class of shares of the Selling Fund, will become a shareholder of the Institutional Class of shares of the Acquiring Fund. Upon the closing of the Reorganization, you will hold the number of full and fractional shares of the Insitutional Class of the Acquiring Fund equal in value to the Institutional Class of shares of the Selling Fund that you held immediately prior to the closing of the Reorganization. The principal differences between the Selling Fund and the Acquiring Fund are described in the Proxy Statement/Prospectus. Further, the prospectus of the Selling Fund that accompanies this Proxy Statement/Prospectus contains additional information about the Selling Fund and Acquiring Fund.

Question: How do the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks Compare?

Answer: The investment objective(s) of the Acquiring Fund are similar but slightly different than the investment objective(s) of the corresponding Selling Fund, as listed below.

Investment Objective(s):

Clarkston Select Fund (Selling Fund)	Clarkston Fund (Acquiring Fund)
The Fund’s investment objective is to achieve long-term capital appreciation and current income.	The Fund’s investment objective is to achieve long-term capital appreciation.

The principal investment strategies and principal risks of the Acquiring Fund are similar but slightly different than the principal investment strategies and principal risks of the Selling Fund.

Question: How do the Investment Advisers of the Funds Compare?

Answer: The investment adviser of the Selling Fund and the Acquiring Fund is Clarkston Capital Partners, LLC.

Question: Will the Acquiring Fund have different portfolio managers than the Selling Fund?

Answer. No. The portfolio managers of the Selling Fund are the same as the portfolio managers for the Acquiring Fund. Jeffrey A. Hakala, CFA, CPA, Chief Executive officer and Chief Investment Officer of the Adviser, has been a portfolio manager for the Selling Fund and Acquiring Fund since each Fund’s inception. Gerald W. Hakala, CFA, Managing Partner, Equities of the Adviser, has been a portfolio manager for the Selling Fund and Acquiring Fund since each Fund’s inception.

Question: How do the Funds’ other service providers compare?

Answer. Each Fund’s prospectus and statement of additional information describe the services and other arrangements with its key service providers, including the administrator and accounting agent, transfer agent, custodian, distributor and auditor. The following table identifies the principal service providers that service the Selling Fund compared to the Acquiring Fund:

	Selling Fund, a series of	Acquiring Fund, a series of
Service Providers	ALPS Series Trust	ALPS Series Trust
Distributor & Principal Underwriter	ALPS Distributors, Inc.	No Change
Custodian	MUFG Union Bank, N.A.	No Change
Transfer Agent & Dividend Disbursing Agent	ALPS Fund Services, Inc.	No Change
Accounting Agent	ALPS Fund Services, Inc.	No Change
Administrator	ALPS Fund Services, Inc.	No Change

Question: How are the Funds organized?

Answer. The Reorganization will move the assets and liabilities of the Selling Fund to the Acquiring Fund, each a series of ALPS Series Trust, a Delaware statutory trust. The Trust is governed by its declaration of trust and by-laws. The Selling Fund and the Acquiring Fund each offers one class of shares designated the Institutional Class shares. More discussion about the Delaware statutory trust and certain features of the Trust’s governing documents, is set forth under “Forms of Organization” in the Proxy Statement/Prospectus.

Question: How will the Reorganization impact fees and expenses?

Answer: The following chart sets forth the contractual investment advisory fee rate of the Selling Fund and the Acquiring Fund. Advisory fees are based on a percentage of average daily net assets of the Fund. The Acquiring Fund’s contractual investment advisory fee rate is identical to the Selling Fund.

Selling Fund	Investment Advisory Fee Rate	Acquiring Fund	Investment Advisory Fee Rate
Clarkston Select Fund	0.50%	Clarkston Fund	0.50%

If the Reorganization had taken place as of the date of the Fees and Expenses tables in the Proxy Statement/Prospectus (the “Fees and Expenses Table”), the pro forma total net operating expenses of the Acquiring Fund following its Reorganization would be the same as the net operating expenses of the Selling Fund for the Institutional share class.

The net operating expenses of the Selling Fund are based on a contractual expense limitation that will continue through January 31, 2020, if the Reorganization is not approved by shareholders. More specifically, the Adviser has contractually agreed to limit the amount of the Selling Fund’s Total Annual Fund Operating Expenses, exclusive of shareholder service fees, brokerage expenses, interest expenses, acquired fund fees and expenses, taxes and extraordinary expenses, to an annual rate of 0.55% of the Selling Fund’s average daily net assets for the Institutional Class shares.

The expense limitation on the Institutional Class of the Acquiring Fund is the same as the expense limitation on the Institutional Class of the Selling Fund. Further, the expense limitation agreement for the Acquiring Fund and Selling Fund remains in effect until January 31, 2020. If the expense limitation is not renewed after its expiration, net operating expenses of the Acquiring Fund could increase depending upon, among other things, the size of the Acquiring Fund at that time. The Adviser may recover the expenses it has borne under the expense limitation agreement for up to three years after the date of which the fee and expense was reduced subject to certain conditions.

Pro forma amounts are estimated; actual operating expenses will vary based on asset size and other factors. See the section entitled “Comparison of Shareholder Fees and Annual Fund Operating Expenses” in the Proxy Statement/Prospectus for additional information.

Question: Will the Reorganization result in any federal income taxes?

Answer: The Reorganization of the Selling Fund into Acquiring Fund is intended to qualify as a tax-free reorganization for federal income tax purposes. Neither the Selling Fund nor its shareholders are expected to recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. Assuming that the parties comply with the terms of the agreement and plan of reorganization and supply appropriate representation letters, the Trust will receive an opinion, based upon such representation letters and based upon certain assumptions, that the transaction is a tax-free reorganization under federal income tax laws. Shareholders should consult their tax advisers about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.

Question: Will I be charged a sales charge or contingent deferred sales charge (CDSC) as a result of the Reorganization?

Answer: No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization.

Question: What will happen if the Plan is not approved by shareholders?

Answer: If shareholders of the Selling Fund do not approve the agreement and plan of reorganization, the Reorganization will not take effect and the Board will consider such action as it deems to be in the best interests of Selling Fund and its shareholders, including the possibility of liquidating the Selling Fund.

Proposal 2 Questions and Answers

Question: What changes took place at the Adviser?

Answer: The Adviser serves as the adviser to the Selling Fund and is responsible for the day-to-day management of the Selling Fund’s assets.

The Adviser is undergoing an internal reorganization. As part of the reorganization, on or about December 31, 2018 (the “Transaction Closing Date”) the ownership interests of the principal owners of the Adviser were restructured and the ownership interest of one principal owner was reduced below 25% (the “Transaction”). This reduction in ownership below 25% is deemed to be a “change in control” of the Adviser for the purpose of the Investment Company Act of 1940, as amended (“1940 Act”). This “change in control” constitutes an “assignment,” as such term is understood under 1940 Act, of the current advisory agreement between the Adviser and the Trust, with respect to the Selling Fund (the “Current Advisory Agreement”). Under the 1940 Act and the terms of the Current Advisory Agreement, this assignment automatically terminated the Current Advisory Agreement. Although the ownership interests of the principals were restructured, the management of the Adviser remains the same. No outside third parties were introduced into the ownership structure, and all owners have the same controlling influence over the Adviser after the Transaction as they did before the Transaction.

In anticipation of the completion of the Transaction and related events, on November 29, 2018, the Board of Trustees reviewed and approved an interim and a new investment advisory agreement between the Adviser and the Trust, with respect to the Selling Fund (the “Interim Agreement” and the “New Advisory Agreement”). The Interim Agreement took effect on the Transaction Closing Date and the New Advisory Agreement will take effect with respect to the Selling Fund if approved by shareholders of the Selling Fund. The Interim Agreement and the New Agreement allow the Adviser to continue to serve as the investment adviser to the Selling Fund, under terms that are the same in all material respects to the Current Advisory Agreement, except that there will be a new commencement date and an initial one (1) year term for the New Advisory Agreement, with annual renewal thereafter subject to approval. The Current Advisory Agreement has an initial two (2) year term, with annual renewal thereafter subject to approval.

To provide for continuity in the operation of the Selling Fund, and to enable the Selling Fund to benefit from favorable developments in its management, you are being asked to approve the New Advisory Agreement with respect to the Selling Fund. Under the New Advisory Agreement, the Adviser will continue to provide investment advisory services to the Selling Fund subject to the oversight of the Board of Trustees, under terms described above and for the same fees that are currently in effect.

Question: How will the Transaction or the approval of the New Advisory Agreement affect me as a Selling Fund shareholder?

Answer: The Selling Fund’s investment objectives and investment strategies have not changed as a result of the the completion of the Transaction and will not change as a result of approval of the New Advisory Agreement and you will still own the same shares in the Selling Fund. The terms of the New Advisory Agreement are the same as the Current Advisory Agreement in all material respects except that there will be a new commencement date and initial term. The advisory fee rates payable to the Adviser will remain the same as under the Current Advisory Agreement.

If approved by the shareholders, the New Advisory Agreement will have an initial one-year term and will be subject to annual renewal thereafter. The Adviser portfolio managers who currently manage the Selling Fund will continue to manage the Fund under the New Advisory Agreement. The Selling Fund is also expected to enter into a fee waiver letter agreement with the Adviser with substantially similar material terms as the fee waiver letter agreement currently in place. The new fee waiver letter agreement will continue through January 31, 2020.

Question: Will there be any changes to the Selling Fund’s portfolio managers?

Answer: The Selling Fund’s portfolio managers remained the same immediately following the Transaction Closing Date.

Question: Will the Selling Fund’s name change as a result of the Transaction?

Answer: No. The Fund’s name did not change.

Question: Has the Board of Trustees approved the New Advisory Agreement and how do the Trustees of the Selling Fund recommend that I vote?

Answer: The Board of Trustees unanimously approved the New Advisory Agreement at a meeting held on November 29, 2018, and recommends that you vote FOR the proposal.

Question: What will happen if the New Advisory Agreement is not approved by shareholders?

Answer: The Transaction does not require shareholder approval of the New Advisory Agreement by the Selling Fund. But, if the Selling Fund shareholders do not vote in favor of the proposal then the Board may consider all other available options, including without limitation, liquidating the Selling Fund.

Question: What will happen if the Reorganization in Proposal 1 is approved?

Answer: If the Reorganization is approved, the New Advisory Agreement will terminate upon completion of the Reorganization.

General Questions and Answers

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the proposals to approve the Reorganization of the Selling Fund and Transaction of the Adviser can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. Your vote is very important to us regardless of the number of shares you own.

Question: Who is paying for expenses related to the Special Meeting, the Reorganization, and the Transaction?

Answer: All expenses related to the Special Meeting, the Reorganization, and the Transaction will be paid by Clarkston Capital Partners, LLC.

Question: How do I vote my shares?

Answer: You can vote your shares by mail, telephone or internet by following the instructions on the enclosed Proxy Card. You may also vote your shares in person by personally attending the meeting on March 13, 2019 at the offices of ALPS Series Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Question: Who do I call if I have questions?

Answer: If you have any questions about the Reorganization, the Plan, this Proxy Statement/Prospectus or the Proxy Card, please do not hesitate to call 1-866-227-7300.

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COMBINED PROXY STATEMENT/PROSPECTUS

January 28, 2019

FOR THE REORGANIZATION OF

Clarkston Select Fund

(a series of ALPS Series Trust)

1290 Broadway, Suite 1100

Denver, Colorado 80203

(303) 623-2577

IN EXCHANGE FOR SHARES OF

Clarkston Fund

(a series of ALPS Series Trust)

and

FOR THE PROPOSED NEW ADVISORY AGREEMENT

1290 Broadway, Suite 1100

Denver, Colorado 80203

(303) 623-2577

This Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being furnished to shareholders of the Clarkston Select Fund (the “Selling Fund”), a series of the ALPS Series Trust (the “Trust”), a Delaware statutory trust and an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is related to the special meeting of shareholders of the Selling Fund to be held at 10:00 a.m. Mountain Time on March 13, 2019 at the offices of the ALPS Series Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203 and at any and all adjournments and postponements thereof (the “Special Meeting”).

This Proxy Statement/Prospectus is provided in connection with the solicitation by the Board of Trustees of the ALPS Series Trust (the “Board of Trustees” or the “Board”) of proxies to be voted at the Special Meeting. The purpose of the Special Meeting is to allow shareholders of the Selling Fund to consider and vote on the following proposals:

Proposal 1: Proposed Agreement and Plan of Reorganization

An agreement and plan of reorganization (the “Plan”) for the reorganization (the “Reorganization”) of the Selling Fund into the Clarkston Fund (the “Acquiring Fund”), a series of the Trust, is being proposed. A copy of the Plan is attached as Appendix A to this Proxy Statement/Prospectus. The Selling Fund and Acquiring Fund are referred to collectively as the “Funds” and each as a “Fund” in this Proxy Statement/Prospectus. The Board of Trustees has determined that the Reorganization of the Selling Fund is in the best interests of the Selling Fund.

Under the Plan for the Selling Fund, the Selling Fund will transfer all of its assets to the Acquiring Fund in exchange solely for Institutional Class shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund. The Plan further provides that the Selling Fund will then distribute the shares of the Acquiring Fund received pro rata to its shareholders and then terminate.

If shareholders approve the Reorganization of the Selling Fund and the Reorganization is completed, each shareholder will receive shares with the same total value as the total value of shares of the Selling Fund held by such shareholder immediately prior to the Reorganization. Holders of a class in the Selling Fund will receive the same class of shares in the Acquiring Fund.

Proposal 2: Proposed New Investment Advisory Agreement

Clarkston Capital Partners, LLC (the “Adviser”) is undergoing an internal reorganization. As part of the reorganization, on or about December 31, 2018 (the “Transaction Closing Date”) the ownership interests of the principal owners of the Adviser were restructured and the ownership interest of one principal owner was reduced below 25% (the “Transaction”). This reduction in ownership below 25% is deemed to be a “change in control” of the Adviser for the purpose of the Investment Company Act of 1940, as amended (“1940 Act”). This “change in control” constitutes an “assignment,” as such term is understood under 1940 Act, of the current advisory agreement between the Adviser and the Trust, with respect to the Selling Fund (the “Current Advisory Agreement”). Under the 1940 Act and the terms of the Current Advisory Agreement, this assignment automatically terminated the Current Advisory Agreement with respect to the Selling Fund. Although the ownership interests of the principals were restructured, the management of the Adviser remains the same. No outside third parties were introduced into the ownership structure, and all owners have the same controlling influence over the Adviser after the Transaction as they did before the Transaction.

In anticipation of the completion of the Transaction and related events, on November 29, 2018, the Board of Trustees reviewed and approved an interim and a new investment advisory agreement between the Adviser and the Trust, with respect to the Selling Fund (the “Interim Agreement” and the “New Advisory Agreement”). The Interim Agreement took effect on the Transaction Closing Date and the New Advisory Agreement will take effect with respect to the Selling Fund if approved by shareholders of the Selling Fund. The Interim Agreement and the New Agreement allow the Adviser to continue to serve as the investment adviser to the Selling Fund, under terms that are the same in all material respects to the Current Advisory Agreement, except that there will be a new commencement date and an initial one (1) year term for the New Advisory Agreement, with annual renewal thereafter subject to approval. The Current Advisory Agreement has an initial two (2) year term, with annual renewal thereafter subject to approval.

This Proxy Statement/Prospectus will be first mailed on or about January 28, 2019 to shareholders of record of the Selling Fund as of December 21, 2018 (the “Record Date”). Shareholders of record as of the close of business on the Record Date are entitled to vote at the Special Meeting.

The following documents containing additional information about the Selling Fund and the Acquiring Fund have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference into (legally considered part of) this Proxy Statement/Prospectus:

•	The Prospectus and Statement of Additional Information relating to Institutional Class shares for the Selling Fund and Acquiring Fund dated January 28, 2019, as supplemented through the date of this Proxy Statement/Prospectus, only insofar as it relates to the Selling Fund and the Acquiring Fund (File Nos. 811-22747 and 333-183945); and

•	The Report of the Independent Registered Public Accounting Firm for and audited financial statements of the Selling Fund and the Acquiring Fund contained in the Selling Fund’s Annual Report only insofar as they relate to the Selling Fund and the Acquiring Fund for the fiscal year ended September 30, 2018 (File No. 811-22747); and

2

•	The Statement of Additional Information related to the Reorganization, dated January 28, 2019 (the “Reorganization SAI”).

No other parts of the Selling Fund’s and Acquiring Fund’s Annual or Semi-Annual Reports are incorporated by reference. Copies of these materials and other information about ALPS Series Trust and the Reorganization SAI, are available upon request and without charge by writing to the Acquiring Fund at: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80201, by calling 1-844-680-6562 or by going to the Acquiring Fund’s website at www.clarkstonfunds.com. Copies of the materials and other information about the Selling Fund (including the Reorganization SAI) are available upon request and without charge by writing to the Selling Fund at: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80201, by calling 1-844-680-6562 or by going to the Selling Fund’s website at www.clarkstonfunds.com.

The SEC has not approved or disapproved the Acquiring Fund’s shares to be issued in the Reorganization nor has it passed on the accuracy or adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

_____________________________________

3

TABLE OF CONTENTS

SYNOPSIS	1
PROPOSAL 1:	3
COMPARISONS OF ACQUIRING AND SELLING FUND	3
Comparison of Investment Objectives and Principal Investment Strategies	3
Comparison of Principal Investment Strategies for the Selling Fund and the Acquiring Fund	3
Comparison of Fundamental and Non-Fundamental Policies	3
Comparison of Distribution, Purchase, Redemption, and Exchange Procedures	5
Comparison of Shareholder Fees and Annual Fund Operating Expenses	6
Comparison of Expense Limitations	8
Risk Factors - Comparison of Principal Risks	8
INFORMATION ABOUT THE REORGANIZATION	11
Reasons for the Reorganization	11
Board Consideration of the Reorganization	12
Analysis of the capabilities and services of the Adviser	12
Compatibility of Investment Objectives, Principal Investment Strategies and Related Risks	12
Portfolio Management	12
Investment Performance	12
Fees and Expense Ratios	12
Tax Consequences of the Reorganization	12
Costs of the Reorganization	12
Effect on Shareholder Rights	12
Information regarding the Independent Trustees and Proposed New Services Providers	12
Alternatives to the Reorganization	12
Potential Benefits to the Advisor and its Affiliates	12
Conclusion	12
ADDITIONAL INFORMATION ABOUT THE REORGANIZATION	15
Investment Advisers	15
Investment Advisory Agreement	15
Compensation	16

i

Liability of Clarkston	16
Term and Termination	16
VOTING INFORMATION	27
PROPOSAL 2:	28
INFORMATION ABOUT THE NEW ADVISORY AGREEMENT	28
GENERAL	28
The Transaction	28
New Advisory Agreement	29
Board Approval and Recommendation	29
Description and Comparison of Current and New Advisory Agreement	30
Effect if the Proposal is Not Approved	30
THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS VOTE “FOR” THE PROPOSAL	30
Board Consideration of the New Agreement	31
Section 15(f) of the 1940 Act	33
VOTING INFORMATION	34
GENERAL INFORMATION	34
Ownership of Shares	34
OTHER VOTING INFORMATION	35
How to Vote	35
INFORMATION ABOUT THE SELLING FUND AND ACQUIRING FUND	36
INFORMATION ABOUT CLARKSTON CAPITAL PARTNERS, LLC	37
INFORMATION ABOUT OTHER SERVICE PROVIDERS	37
LEGAL MATTERS	38
EXPERTS	38
OTHER MATTERS	38
APPENDIX A
APPENDIX B
APPENDIX C1
APPENDIX C2
APPENDIX D

ii

SYNOPSIS

The following is a summary of, and should be read in conjunction with, the more complete information appearing later in this Proxy Statement/Prospectus and the information attached hereto or incorporated herein, including the form of Agreement and Plan of Reorganization for each Selling Fund attached hereto as Appendix A and the form of New Investment Advisory Agreement as Appendix D. You should read carefully the entire Proxy Statement/Prospectus together with the Acquiring Fund’s prospectus, which accompanies this Proxy Statement/Prospectus and is incorporated herein by reference. See the section entitled “Comparison of Investment Objectives and Principal Investment Strategies” for a comparison of investment objectives and policies, and the section entitled “Comparison of Shareholder Fees and Annual Fund Operating Expenses” for a comparison of fees and expenses. This Proxy Statement/Prospectus constitutes an offering of Institutional Class shares of the Acquiring Fund. This Proxy Statement/Prospectus is also being used by the Selling Fund to solicit proxies to vote at the Special Meeting.

Proposal 1: The Reorganization

The Adviser serves as investment adviser to the Selling Fund and the Acquiring Fund. The Adviser has proposed the Reorganization of the Selling Fund into the Acquiring Fund, in part, because the Selling Fund and the Acquiring Fund have the same portfolio managers and feature similar but slightly different investment objective(s), principal investment strategies, and principal risks.

This Proxy Statement/Prospectus is being furnished to shareholders of the Selling Fund in connection with the proposed combination of the Selling Fund into the Acquiring Fund pursuant to the terms and conditions of the Plan entered into by the Trust, on behalf of the Selling Fund and the Acquiring Fund, and the Adviser.

The Plan provides for (i) the transfer of all of the Selling Fund’s assets to the Acquiring Fund in exchange solely for Institutional Class shares of beneficial interest, no par value, of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of Selling Fund; and (ii) the pro rata distribution of such Institutional Class shares of the Acquiring Fund to the Institutional Class shareholders of the Selling Fund in complete liquidation and termination of the Selling Fund.

If shareholders of the Selling Fund approve the Plan and the Reorganization is completed, shareholders of the Selling Fund will become shareholders of the Acquiring Fund. The Reorganization, if approved by shareholders, is expected to take place immediately after the close of trading of the New York Stock Exchange on March 15, 2018, or such other date as agreed to by the parties (the “Closing Date”).

The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). For information on the tax consequences of the Reorganization, see the section titled “Information about the Reorganization – Federal Income Tax Consequences” in this Proxy Statement.

The Board of Trustees has fixed the close of business on December 21, 2018 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Special Meeting and any adjournments thereof. The Board of Trustees has determined that the Reorganization of the Selling Fund is in the best interests of the Selling Fund and its shareholders and that the interests of shareholders of the Selling Fund will not be diluted as a result of the Reorganization. The Board of Trustees, including the disinterested trustees (the “Independent Trustees”) approved each Reorganization and each Plan at a meeting on November 29, 2018.

The Board of Trustees is asking shareholders of the Selling Fund to approve the Reorganization at the Special Meeting to be held on March 13, 2019. Approval of the Reorganization for the Selling Fund requires the affirmative vote of the holders of shares representing a majority of votes of the Selling Fund cast at the Special Meeting at which a quorum is present. The Board of Trustees recommends a vote “FOR” each Reorganization.

The Adviser will bear the costs of the Reorganization.

If the Reorganization of the Selling Fund is not approved, the Board of Trustees will take such action as it deems to be in the best interests of the Selling Fund including liquidating the Fund or other options the Board of Trustees may consider. With respect to the Reorganization, the Closing Date may be delayed and the Reorganization, in relevant part, may be abandoned at any time by the mutual agreement of the parties. In addition, with respect to the Reorganization, either participating Fund may at its option terminate the Plan at or before the closing due to (i) a material breach by the other Fund of any representation, warranty, or agreement contained in the Plan to be performed at or before the closing, if not cured within 30 days of written notice to the breaching party and prior to the closing date, (ii) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or (iii) a determination of the Board of Trustees that the consummation of the transactions contemplated therein is not in the best interests of the Acquiring Fund or Selling Fund, respectively.

Proposal 2: The Transaction

The Adviser serves as the adviser to the Funds and is responsible for the day-to-day management of the Selling Fund’s assets.

the Adviser is undergoing an internal reorganization. As part of the reorganization, on or about December 31, 2018 (the “Transaction Closing Date”) the ownership interests of the principal owners of Clarkston were restructured and the ownership interest of one principal owner was reduced below 25% (the “Transaction”). This reduction in ownership below 25% is deemed to be a “change in control” of the Adviser for the purpose of the Investment Company Act of 1940, as amended (“1940 Act”). This “change in control” constitutes an “assignment,” as such term is understood under 1940 Act, of the current advisory agreement between the Adviser and the Trust, with respect to the Selling Fund (the “Current Advisory Agreement”). Under the 1940 Act and the terms of the Current Advisory Agreement, this assignment automatically terminated the Current Advisory Agreement. Although the ownership interests of the principals was restructured, the management of the Adviser remains the same. No outside third parties were introduced into the ownership structure, and all owners have the same controlling influence over the Adviser after the Transaction as they did before the Transaction.

In anticipation of the completion of the Transaction and related events, on November 29, 2018, the Board of Trustees reviewed and approved an interim and a new investment advisory agreement between the Adviser and the Trust, with respect to the Selling Fund (the “Interim Agreement” and the “New Advisory Agreement”). The Interim Agreement took effect on the Transaction Closing Date and the New Advisory Agreement will take effect with respect to the Selling Fund if approved by shareholders of the Selling Fund. The Interim Agreement and the New Agreement allow the Adviser to continue to serve as the investment adviser to the Selling Fund, under terms that are the same in all material respects to the Current Advisory Agreement, except that there will be a new commencement date and an initial one (1) year term for the New Advisory Agreement, with annual renewal thereafter subject to approval. The Current Advisory Agreement has an initial two (2) year term, with annual renewal thereafter subject to approval.

To provide for continuity in the operation of the Selling Fund, and to enable the Selling Fund to benefit from favorable developments in its management, you are being asked to approve the New Advisory Agreement with respect to the Selling Fund. Under the New Advisory Agreement, the Adviser will continue to provide investment advisory services to the Selling Fund subject to the oversight of the Board of Trustees, under terms described above and for the same fees that are currently in effect.

The Transaction does not require shareholder approval of the New Advisory Agreement by the Selling Fund. But, if the Selling Fund shareholders do not vote in favor of the proposal then the Board may consider all other available options, including without limitation, liquidating the Selling Fund.

If the Reorganization is approved, the New Advisory Agreement will terminate upon completion of the Reorganization.

PROPOSAL 1:

Comparison of Investment Objectives and Principal Investment Strategies

The Acquiring Fund has similar but slightly different investment objective(s), principal investment strategies, and principal risks than the Selling Fund. The differences are noted in the tables below.

Selling Fund	Investment Objective	Acquiring Fund	Investment Objective
Clarkston Select Fund	The Fund’s investment objective is to achieve long-term capital appreciation and current income.	Clarkston Fund	The Fund’s investment objective is to achieve long-term capital appreciation.

Comparison of Principal Investment Strategies for the Selling Fund and the Acquiring Fund

The Funds have similar but slightly different principal investment strategies except as described below:

Clarkston Select Fund	Clarkston Fund
Eligible Investments:
Under normal circumstances, the Fund invests primarily in dividend-paying equity securities of U.S. medium and large market capitalization companies. The Fund’s investments in equity securities may include common stock, preferred stock and convertible securities. The Fund may also invest in foreign equity securities through American Depositary Receipts (“ADRs”).	Under normal circumstances, the Fund invests primarily in ~~dividend-paying~~ equity securities of U.S. ~~medium and~~ large market capitalization companies. The Fund’s investments in equity securities may include common stock, preferred stock and convertible securities. The Fund may also invest in foreign equity securities through American Depositary Receipts (“ADRs”).

Comparison of Fundamental and Non-Fundamental Policies

The Selling Fund and Acquiring Fund have adopted the same fundamental investment policies. Fundamental investment policies may not be changed without the approval of the holders of a majority of the outstanding voting shares of a fund (which for purposes of the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

Selling Fund’s Fundamental Policies	Acquiring Fund’s Fundamental Policies
The Selling Fund may not:	The Acquiring Fund may not:
Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be directly invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding obligations issued or guaranteed by the U.S. Government or any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions).	Identical fundamental policy.
Borrow money, except to the extent permitted under the 1940 Act.	Identical fundamental policy.
Make loans, except that the Fund may purchase or hold debt instruments in accordance with their investment objectives and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities.	Identical fundamental policy.
Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.	Identical fundamental policy.
Purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein.	Identical fundamental policy.
Purchase or sell physical commodities, except that the Fund may purchase and financial transactions not requiring the delivery of physical commodities, including but not limited to, purchasing or selling commodity exchange-traded funds or exchange-traded notes.	Identical fundamental policy.
Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.	Identical fundamental policy.

For the purposes of restriction (1) above, industry classifications are determined for each Fund in accordance with the industry or sub-industry classifications established by Russell® sector and industry classifications. Each Fund may use other classification titles, standards and systems from time to time, as it determines to be in the best interests of shareholders. The use of any particular classification system is not a fundamental policy.

Restrictions (2) and (7) above shall be interpreted based upon no-action letters and other pronouncements of the staff of the U.S. Securities and Exchange Commission (“SEC”). Under current pronouncements, certain Fund positions may be excluded from the definition of “senior security” so long as each Fund maintains adequate cover, segregation of assets or otherwise.

In addition to the fundamental policies described above, the Funds are subject to certain non-fundamental investment policies, which may be changed by the Board of Trustees without shareholder approval. The Acquiring Fund is subject to identical non-fundamental investment policies as the Selling Fund.

Comparison of Distribution, Purchase, Redemption, and Exchange Procedures

Distribution. ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203, serves as the exclusive agent for the distribution of the Selling Fund and the Acquiring Fund. ALPS Distributors, Inc. may sell the Acquiring Fund shares to or through qualified securities dealers or others. Both the Selling Fund and the Acquiring Fund offer one class of shares designated Institutional Class shares.

Minimum Initial and Subsequent Investment Amounts. The Acquiring Fund offers the same investment minimums and subsequent investment minimums for their class of shares as the Selling Fund. These minimums are:

Clarkston Fund (Institutional Class):

Initial Investment Minimum

Type of Account
New Account	$10,000
New Accounts with Automatic Investment Plan	$10,000
Individual Retirement Accounts (IRAs)	$10,000
Coverdell Education Savings Accounts	$10,000

Subsequent Purchases Minimum	$0

Type of Account
Regular Accounts and IRAs	$0
Automatic Investment Plan	$0

The Acquiring Fund will waive the investment minimums for shares issued pursuant to the Reorganization.

Purchasing Shares. Shares for both the Selling Fund and Acquiring Fund may be purchased by mail, by phone, by wire, or from your dealer, financial advisor or other financial intermediary. Please see the Selling Fund’s prospectus related to its Institutional Class shares which is incorporated by reference into this Proxy Statement/Prospectus, for additional information about purchasing of shares of a Selling Fund. See also the Acquiring Fund’s prospectus, which is incorporated by reference into this Proxy Statement/Prospectus, for additional information about purchasing of shares of the Acquiring Fund.

Both the Selling Fund and Acquiring Fund generally permit purchases only in U.S. dollars drawn from U.S. financial institutions, and do not accept cash, money orders, credit cards, or payments in foreign currencies. With respect to the Acquiring Fund, you may contact the Acquiring Fund to request a purchase of shares using securities you own, though the Acquiring Fund reserves the right to refuse or accept such requests in whole or in part.

Redeeming Shares. You may redeem shares of the Selling Fund or the Acquiring Fund on any business day on which the New York Stock Exchange is open. The Selling Fund and Acquiring Fund both allow for redemption payments in the form of check or federal wire transfer. For both the Selling Fund and Acquiring Fund, redemption requests may be made by mail, telephone, or via the internet.

For the Selling Fund and Acquiring Fund, a written redemption request for over $50,000 must be accompanied by a Medallion signature guarantee, and the Selling Fund and Acquiring Fund may require additional documentation to help protect against fraud.

Exchanging Shares. The Selling Fund and Acquiring Fund do not offer an exchange program with respect to shares of a comparable money market fund.

Comparison of Shareholder Fees and Annual Fund Operating Expenses

The following table describes the expenses that you may pay if you buy and hold shares of the Selling Fund compared to the Acquiring Fund. These fees and expenses are based on expenses incurred by the Selling Fund during its most recently completed fiscal year.

The Selling Fund and Acquiring Fund each offer one class of shares: Institutional Class, sold at net asset value, without an initial sales charge.

Shareholder Fees (fees paid directly from your investment)

Institutional Class Shares

	Clarkston Fund Shares	Clarkston Select Fund Shares	Clarkston Fund Shares (pro forma)
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends/Distributions	None	None	None
Redemption Fee on Shares Held Less Than 60 Days (as a % of amount redeemed)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Clarkston Fund Shares	Clarkston Select Fund Shares	Clarkston Fund Shares (pro forma)
Management Fees	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	None	None	None
Total Other Expenses	0.50%	1.12%	0.37%
Other Expenses	0.50%	1.12%	0.37%
Acquired Fund Fees and Expenses	None	None	None
Total Annual Fund Operating Expenses[1]	1.00%	1.62%	0.87%
Fee Waivers and Expense Reimbursements[2]	(0.30)%	(0.92)%	(0.17)%
Total Annual Fund Operating Expenses After Waivers and/or Expense Reimbursements	0.70%	0.70%	0.70%

(1)	Expenses have been restated to reflect current fees.

(2)	Clarkston Capital Partners, LLC (the “Adviser”) has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of shareholder service fees, brokerage expenses, interest expenses, acquired fund fees and expenses, taxes and extraordinary expenses, to an annual rate of 0.55% of the Fund’s average daily net assets for the Institutional Class shares. This agreement is in effect through January 31, 2020. The Adviser may not terminate this agreement without the approval of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to reimburse any such expenses borne by the Adviser more than three years after the date on which the fee or expense was waived or limited or assumed and paid by the Adviser, as calculated on a monthly basis.

Example

The examples below are intended to help you compare the costs of investing in the Selling Fund and Acquiring Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. With respect to the Acquiring Fund, the Example assumes that the Reorganization has been completed. The Example also assumes that your investment has a 5% return each year and that the Selling Fund and Acquiring Fund’s operating expenses remain the same (taking into account the expense limitation in year one). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Clarkston Fund (Institutional Class)	$72	$288	$523	$1,196
Clarkston Select Fund (Institutional Class)	$72	$421	$794	$1,842
Clarkston Fund (Institutional Class) (Pro Forma)	$72	$261	$465	$1,056

Portfolio Turnover:

The Selling Fund pays, and Acquiring Fund will continue to pay, upon the completion of the Reorganization, transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the Examples above, affect a fund’s performance. During the most recent fiscal year ended September 30, 2018, the Selling Fund’s portfolio turnover rate was 11% of the average value of its portfolio and the Acquiring Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Comparison of Expense Limitations

As noted above, the Adviser has contractually agreed to limit the amount of the Selling Fund’s and Acquiring Fund’s Total Annual Fund Operating Expenses, exclusive of shareholder service fees, brokerage expenses, interest expenses, acquired fund fees and expenses, taxes and extraordinary expenses, to an annual rate of 0.55% of the Fund’s average daily net assets for the Institutional Class shares. This agreement is in effect through January 31, 2020. The Adviser may not terminate this agreement without the approval of the Selling Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to reimburse any such expenses borne by the Adviser more than three years after the date on which the fee or expense was waived or limited or assumed and paid by the Adviser, as calculated on a monthly basis.

Risk Factors - Comparison of Principal Risks

In evaluating the Reorganization of the Selling Fund, you should carefully consider the risks of the Acquiring Fund to which you will be subject if the Reorganization of the Selling Fund is approved and completed. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Investments in the Acquiring Fund also may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Acquiring Fund will achieve its investment objectives. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Acquiring Fund.

Because the Selling Fund and Acquiring Fund have similar but slightly different principal investment strategies, the principal risks of investing in such Funds are similar, subject to the following section which provides a table indicating the types of principal risks associated with an investment in the Selling Fund and its corresponding Acquiring Fund followed by a description of these principal risks.

	Clarkston Select Fund (Selling Fund)	Clarkston Fund (Acquiring Fund
ADR Risk	✔	✔
Cash Position Risk	✔	✔
Cash-Sweep Program Risk	✔	✔
Dividend Risk	✔	✔
Equity Securities Risk	✔	✔
Large- Capitalization Company Risk	✔	✔
Market Risk	✔	✔
Mid-Cap Company Risk	✔
Non-Diversification Risk	✔	✔
Sector Focus Risk	✔	✔

ADR Risk. The Fund may invest in ADRs, which are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly underlying foreign securities in their national markets and currencies. However, ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Cash Position Risk. The Fund may hold cash or short-term instruments, such as interest-bearing savings accounts or demand deposit accounts at banks and investments in money market accounts. During periods when a Fund maintains exposure to cash or short-term instruments, it may not participate in market movements to the same extent that it would if the Fund was more fully invested in equity securities.

Cash-Sweep Program Risk. The Fund may invest in cash- sweep programs administered by the Fund’s custodian or another third party through which the Fund’s cash holdings are placed in interest-bearing savings accounts, demand deposit accounts at various banks, or money market instruments. All sweep vehicles, whether or not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), carry certain risks. For example, money market fund sweep vehicles are subject to market risks and are not subject to FDIC protection. Additionally, bank deposit sweep vehicles are subject to bank failure risk, but are eligible for FDIC protection up to a limit of $250,000 per account. The vehicle through which the Fund’s cash- sweep program is administered may include bank deposits that are not registered under the 1940 Act, in which case, the Fund, as an investor in the vehicle, would not be entitled to the protections afforded by the 1940 Act.

Dividend Risk. An issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend-paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks.

Equity Securities Risk. The Fund will invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, and securities convertible into common or preferred stocks) are generally volatile and riskier than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies. Common stock prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income. As well as the risks associated with common stocks, preferred stocks will be subject to greater credit risk than the debt instruments to which they are subordinate. Convertible stock is subject to the risks of both debt securities and equity securities. The value of convertible stock tends to decline as interest rates rise and, due to the conversion feature, to vary with fluctuations in the market value of the underlying equity security.

Large-Capitalization Company Risk. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Mid-Cap Company Risk. The securities of mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large-capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.

Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a “diversified” fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks.

Sector Focus Risk. The Fund may invest a substantial portion of its assets within one or more economic sectors. To the extent the Fund focuses in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are focused in a particular sector. The Fund may tend to be more heavily weighted in companies in the producer durables sector and/or the consumer staples sector. The values of companies in the producer durables sector may be significantly impacted by economic cycles, technical obsolescence, excess capacity and consumer demand and spending trends. The values of companies in the consumer staples sector can be significantly impacted by demographic and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, government regulation, the performance of the overall economy, interest rates, and consumer confidence.

Capitalization

The following table sets forth, as of September 30, 2018, the capitalization of the Selling Fund and the hypothetical unaudited pro forma capitalization of the Acquiring Fund assuming the proposed Reorganization had taken place as of that date.

	Clarkston Select Fund - Institutional Class Shares	Clarkston Fund - Institutional Class Shares	Pro Forma Adjustments*
Net Assets ($)	13,901,355	31,672,968	45,574,323
Shares Outstanding	1,276,350	2,641,849	3,801,376
Net Asset Value Per Share ($)	10.89	11.99	11.99

*	Assuming the completion of the Reorganization.

* * * * * * * * * * * * *

The preceding is only a summary of certain information contained in this Proxy Statement/Prospectus relating to the Reorganization. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the Funds’ Prospectuses and Statements of Additional Information, and the Plan. Shareholders should read this entire Proxy Statement carefully.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

Capital Partners, LLC (the “Adviser”), the investment adviser to the Selling Fund and the Acquiring Fund, and the Board of Trustees of the ALPS Series Trust (the “Trust”) have recommended the Reorganization, in part, because the Selling Fund and the Acquiring Fund have the same portfolio managers and feature similar but slightly different investment objective(s), principal investment strategies, and principal risks (except as noted below).

The Selling Fund seeks long-term capital appreciation and current income by investing primarily in dividend paying equity securities of U.S. medium- and large-capitalization companies. The dividend component of the Selling Fund’s strategy consists of seeking companies that have a history of paying dividends and increasing dividends. The Acquiring Fund seeks long-term capital appreciation by investing primarily in equity securities of U.S. large-capitalization companies.

The Adviser and the Board have recommended the Reorganization taking into consideration, among other things, the fact that shareholders of the Selling Fund would have the opportunity to invest in the Acquiring Fund with similar but slightly different investment objective(s) and principal investment strategies (except as noted above) than the Selling Fund, managed by the same portfolio manager(s) as the Selling Fund; the anticipated tax-free nature of the Reorganization; and the contractual expense limitation of the Acquiring Fund is the same as the contractual expense limitations of the Selling Fund.

As a result, the total expense ratio after waivers and reimbursements of the Institutional Class of the Acquiring Fund is the same as the total expense ratio after waivers and reimbursements of the corresponding class of the Selling Fund. The Acquiring Fund’s expense limitations will be in effect through January 31, 2020. The Adviser would pay for all expenses in connection with the Reorganization. The Board determined that the Reorganization would be in the best interests of the shareholders of the Selling Fund, the interests of the Selling Fund’s existing shareholders would not be diluted as a result of its Reorganization and recommended that shareholders of the Selling Fund vote in favor of the Reorganization.

Board Considerations of the Reorganization

Based on the considerations described below, the Board, including the Independent Trustees, on behalf of the Acquiring Fund and the Selling Fund determined that the Reorganization would be in the best interests of the Acquiring Fund and the Selling Fund, and that the interests of the existing shareholders of the Acquiring Fund and the Selling Fund would not be diluted because of the Reorganization.

At a meeting held on November 29, 2018 (the "Meeting"), the Adviser recommended the proposed Reorganization to the Board on terms described in this Proxy Statement/Prospectus. In advance of the Meeting, the Board was provided information regarding the proposed Reorganization. The materials addressed a variety of topics including, among other things, the terms of the Reorganization; a comparison of the investment objectives, principal strategies and risks of the Acquiring Fund and the Selling Fund; the past performance of the Acquiring Fund and the Selling Fund; a comparison of the fees and expenses of the Acquiring Fund to the estimated fees and expenses of the Selling Fund; the estimated costs of the Reorganization and the bearer of such costs; the anticipated tax-free nature of the Reorganization; and alternatives considered to the Reorganization.

The Independent Trustees also discussed with independent legal counsel their fiduciary duties and legal standards in considering the proposed Reorganization. Throughout the meeting, the Independent Trustees were assisted by independent legal counsel and met with counsel separately without management present.

The Board approved the Reorganization determining that the Reorganization would be in the best interests of the Acquiring Fund and the Selling Fund, and that the interests of the existing shareholders of the Acquiring Fund and the Selling Fund would not be diluted because of the Reorganization. In deciding to approve the Reorganization, the Trustees did not identify a particular factor as determinative, but rather the decision reflected the comprehensive consideration of all information presented, and each Trustee may have attributed different weights to the various factors and information considered in connection with the approval process. Based on the foregoing, the Board considered the following factors, among others, in approving the Reorganization and recommending that shareholders of the Selling Fund approve the Reorganization:

• the continuity of the Adviser;

• the compatibility of the Funds’ investment objectives, principal investment strategies and related risks;

• the consistency of portfolio management;

• the performance of the Selling Fund and the Acquiring Fund;

• the current fees and expenses of the Selling Fund compared to the expected fees and expenses of the Acquiring Fund, including the applicable contractual expense caps on the Selling Fund and the Acquiring Fund;

• the anticipated federal income tax-free nature of the Reorganization;

• the expected costs of the Reorganization and that shareholders of the Acquiring Fund and the Selling Fund were not expected to bear the costs of the Reorganization;

• the terms of the Reorganization, including provisions designed to avoid dilution of the interests of shareholders of the Acquiring Fund and the Selling Fund;

• the effect of the Reorganization on shareholder rights;

• alternatives to the Reorganization; and

• any potential benefits of the Reorganization to the Advisor and its affiliates because of the Reorganization.

Continuity of Adviser

The Board noted that the Acquiring Fund and the Selling Fund have the same investment adviser, Clarkston Capital Partners, LLC.

Compatibility of Investment Objectives, Principal Investment Strategies and Related Risks

In comparing the Funds, the Board considered that the investment objective(s) of the Acquiring Fund is similar, but slightly different from the Selling Fund. The Board considered that the Acquiring Fund has similar, but slightly different principal investment strategies as the Selling Fund. The Acquiring Fund and the Selling Fund have identical fundamental investment policies. As the principal investment strategies of the Acquiring Funds are similar, but slightly different from the principal investment strategies of the Selling Fund, the principal risks are also similar.

Portfolio Management

As noted, the Board considered that the portfolio managers of the Selling Fund are the same as the portfolio managers of the Acquiring Fund.

Investment Performance

The Board reviewed the investment performance for the Acquiring Fund and the Selling Fund for the one-year and since inception periods ending March 31, 2018 in absolute terms and in comparison to the Acquiring Fund’s and the Selling Fund’s peer groups and peer universes. In this regard, the performance of the Institutional Class shares of the Acquiring Fund were comparable for such one-year and since inception periods, although the Selling had performed slightly better relative to its peer universe. Although past performance is not an indication of future performance, the Board recognized the shareholders of the Selling Fund will have the opportunity to continue with the same portfolio managers managing the Acquiring Fund that follow similar, but slightly different investment objectives and have similar, but slightly different principal investment strategies as the Selling Fund.

Fees and Expense Ratios

The Board considered the fees and expense ratios of the Selling Fund compared to the fees and expenses of the Acquiring Fund. The Board noted that the management fees of the Acquiring Fund will be the same as the management fees of the Selling Fund. Based on the information presented to them, the Board noted that the estimated gross expense ratio of the Acquiring Fund may be lower than the gross expense ratio of the corresponding class of the Selling Fund, and further noted that the Advisor had agreed to a contractual expense cap for the Institutional Class of the Acquiring Fund that will be the same as the contractual expense cap of the Institutional Class shares of the Selling Fund, through January 31, 2020. After considering the expense cap, the Board noted that the estimated net expense ratio for the Institutional Class shares of the Acquiring Fund was identical to the net expense ratio of the Institutional Class shares of the Selling Fund.

Tax Consequences of the Reorganization

The Board considered the tax implications of the Reorganization. The Board noted that the Reorganization will be structured with the intention to qualify as a tax-free reorganization for federal income tax purposes. The Board recognized that with the fund reorganization, applicable tax laws would impose limits on the amount of capital loss carryforwards that the Acquiring Fund may use in any one year. The Board also noted that the Adviser anticipated that there would be minimal repositioning with respect to either the Acquiring or the Selling Fund.

Costs of the Reorganization

The Board considered the estimated costs of the Reorganization based on information provided to them at the time and noted that the Adviser will pay all fees associated with the Reorganization.

Dilution

The terms of the Reorganization are intended to avoid dilution of the interests of the existing shareholders of the Acquiring Fund or the Selling Fund. In this regard, Institutional Class shareholders of the Selling Fund will receive Institutional Class shares of the Acquiring Fund in an amount equal in total value to the total value of the surrendered shares of the Selling Fund.

Effect on Shareholder Rights

The Board noted that holders of Institutional Class shares of the Selling Fund will receive the same class of shares of the Acquiring Fund. The Board further considered that both the Acquiring Trust and the Selling Trust are a series of the ALPS Series Trust, a Delaware business trust, and had identical shareholder rights under the governing documents of that trust.

Information regarding Services Providers

The Board recognized that the services providers are identical for the Acquiring Fund and the Selling Fund.

Alternatives to the Reorganization

The Board considered various alternatives, including liquidating the Selling Fund. The Board considered the rationale of the Adviser for recommending the Reorganization as opposed to alternatives to the proposed Reorganization. The Board noted that the Adviser had sought to provide shareholders with the opportunity to allow shareholders of the Selling Fund to be invested in an Acquiring Fund that has the similar, but slightly different investment objective(s) and principal investment strategies, and the same portfolio manager(s) managing these funds as the Selling Fund. The Board considered that liquidation of the Selling Fund was not in the best interests of its shareholders as liquidation is a taxable event.

Potential Benefits to the Adviser and its Affiliates

The Board recognized that the Reorganization may result in some benefits and economies for the Adviser and its affiliates. These benefits may include any cost savings to the Adviser because of the elimination of each Selling Fund as a separate fund, including the elimination of any expense reimbursement obligations.

Conclusion

The Board approved the Reorganization, concluding that the Reorganization is in the best interests of the Acquiring Fund and the Selling Fund, and that the interests of the existing shareholders of the Acquiring Fund and the Selling Fund would not be diluted because of the Reorganization.

Plan. The Plan sets forth the terms by which the Selling Fund will be reorganized into the Acquiring Fund. A form of the Plan is attached as Appendix A and the description of the Plan contained herein is qualified in its entirety by the attached Plan. The following sections summarize the material terms of the Plan and the federal income tax treatment of the Reorganization.

The Plan provides that upon the transfer of all of the assets and all of the liabilities of the Selling Fund to the Acquiring Fund, the Acquiring Fund will issue to the Selling Fund that number of full and fractional Institutional Class shares having an aggregate net asset value equal in value to the aggregate net asset value of the Selling Fund’s Institutional Class as of the close of business (4:00 p.m. Eastern Time) on or about March 15, 2019 (the “Valuation Date”). The Acquiring Fund will distribute shares to the shareholders of the Institutional Class of the Selling Fund in complete liquidation of the Selling Fund. Shareholders of the Selling Fund will receive shares of the same class of the Acquiring Fund based on their respective holdings in the Selling Fund as of the Valuation Date.

Upon completion of the Reorganization, shareholders of the Selling Fund will own that number of full and fractional Institutional Class shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder’s Institutional Class shares held in the Selling Fund as of the Valuation Date. Such shares will be held in an account with the corresponding Acquiring Fund identical in all material respects to the account currently maintained by the corresponding Selling Fund for such shareholder.

Until the Valuation Date, shareholders of the Selling Fund will continue to be able to redeem their shares at the net asset value next determined after receipt by the Selling Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Valuation Date will be treated as requests received for the redemption or purchase of shares of the Acquiring Fund received from the shareholder in connection with the Reorganization. After the Reorganization, all of the issued and outstanding shares of the Selling Fund will be canceled on the books of the Selling Fund and the transfer agent’s books of the Selling Fund will be permanently closed.

The Reorganization is subject to a number of conditions, including, without limitation, the receipt of a legal opinion from counsel of the Acquiring Fund addressed to the Selling Fund and the Acquiring Fund with respect to certain tax issues, as more fully described in “Federal Income Tax Consequences” below, and the parties’ performance in all material respects of their respective agreements and undertakings in the Plan. Assuming satisfaction of the conditions in the Plan, the Effective Time of the Reorganization will be immediately prior to the open of business (8:00 a.m. Eastern Time) on March 18, 2019, or such other date as is agreed to by the parties.

The Plan may not be changed except by an agreement signed by each party to the Agreement.

Costs and Expenses of the Reorganization. The Plan provides that all expenses related to the Reorganization will be paid by the Adviser.

Federal Income Tax Consequences.

As a non-waivable condition to the Reorganization, the Selling Fund and Acquiring Fund will have received an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes as defined by Section 368(a)(1) of the Code. Accordingly, neither the Selling Fund nor their shareholders should recognize any gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis and the holding period of the shares of the Selling Fund received by each shareholder of the Acquiring Fund in the Reorganization will be the same as the tax basis and holding period of the Selling Fund’s shares given up by such shareholder in the Reorganization; provided that, with respect to the holding period for the Acquiring Fund’s shares received, the Selling Fund’s shares given up must have been held as capital assets by the shareholder. Subject to the assumptions and limitations discussed below, the following discussion describes the material U.S. federal income tax consequences of the Reorganization to shareholders of the Selling Fund. This discussion is based on the Code, applicable Treasury regulations, and federal administrative interpretations and court decisions in effect as of the date of this Proxy Statement, all of which may change, possibly with retroactive effect. Any such changes could alter the tax consequences described in this summary.

Any capital loss carry-forwards on the date of the Reorganization would be carried over to the Acquiring Fund, subject to any applicable limitations imposed by Sections 381, 382, 383 and 384 of the Code.  Capital losses for tax years beginning after 2010 generally may be carried forward to future years, subject to limitations applicable to capital loss carryforwards under the Code. As of the Selling Fund’s fiscal year ended September 30, 2018, the Selling Fund had available for federal tax purposes unused capital loss carry-forwards of $0. The amount of any capital loss carry-forwards at the Valuation Date will depend on the results of investment trading activity through that date.

This discussion of material U.S. federal income tax consequences of the Reorganization does not address all aspects of U.S. federal income taxation that may be important to a holder of Selling Fund or Acquiring Fund shares in light of that shareholder’s particular circumstances or to a shareholder subject to special rules.

In addition, this discussion does not address any other state, local or foreign income tax or non-income tax consequences of the Reorganization or of any transactions other than the Reorganization.

Note: Shareholders of the Selling Fund are urged to consult their own tax advisors to determine the particular U.S. federal income tax or other tax consequences to them of the Reorganization and the other transactions contemplated herein in light of their particular tax circumstances.

The Acquiring Fund and the Selling Fund will receive an opinion from the law firm of Davis Graham & Stubbs LLP, substantially to the effect that, based on certain representations made by the Acquiring Fund and certain assumptions, on the basis of existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

(a)	The transfer of all of the Selling Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund followed by the pro rata distribution by the Selling Fund of all the Acquiring Fund shares to the Selling Fund shareholders in complete liquidation of the Selling Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Selling Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization;

(b)	No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Selling Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund;

(c)	No gain or loss will be recognized by a Selling Fund upon the transfer of all the Selling Fund’s assets to the Acquiring Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Selling Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund shares to the Selling Fund shareholders solely in exchange for such shareholders’ shares of the Selling Fund in complete liquidation of the Selling Fund;

(d)	No gain or loss will be recognized by the Selling Fund shareholders upon the exchange of their Selling Fund shares solely for the Acquiring Fund shares in the Reorganization;

(e)	The aggregate basis of the Acquiring Fund shares received by the Selling Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Selling Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Fund shares received by the Selling Fund shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder, provided the Selling Fund shares are held as capital assets at the time of such Reorganization;

(f)	The basis of the Selling Fund’s assets transferred to the Acquiring Fund will be the same as the basis of assets to the Selling Fund immediately before the Reorganization. The holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund; and

(g)	The Acquiring Fund will succeed to and take into account the tax attributes of the Acquired Fund described in Section 381(c) of the Code, subject to any applicable limitations imposed by Sections 381, 382, 383 and 384 of the Code No opinion will be expressed as to the effect of the Reorganization on (1) the Selling Fund or an Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in section 1297(a) of the Code, (2) any transferred asset on which unrealized gain or loss is recognized under U.S. federal income tax principles at the end of a taxable year or on the transfer of the asset regardless of whether such transfer would otherwise be a non-taxable transaction, or (3) any other U.S. federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

If any of the representations or covenants of the parties as described herein is inaccurate, the tax consequences of the transaction could differ materially from those summarized above. Furthermore, neither the opinion that will be received from Davis Graham & Stubbs LLP (as described above), nor the description of the tax consequences set forth herein will bind the Internal Revenue Service (“IRS”), or preclude the IRS or the courts from adopting a contrary position. No assurance can be given that contrary positions will not successfully be asserted by the IRS or adopted by a court if the issues are litigated. No ruling has been or will be requested from the IRS in connection with this transaction. No assurance can be given that future legislative, judicial or administrative changes, on either a prospective or retroactive basis, or future factual developments, would not adversely affect the accuracy of the conclusions stated herein.

A successful challenge to the tax-free status of a Reorganization by the IRS would result in the affected Selling Fund’s shareholder recognizing gain or loss with respect to the Acquiring Fund’s shares equal to the difference between that shareholder’s basis in the shares and the fair market value, as of the time of the Reorganization, of such Selling Fund’s shares received in exchange therefor. In such event, a shareholder’s aggregate basis in the shares of the Acquiring Fund received in the exchange would equal such fair market value, and the shareholder’s holding period for the shares would not include the period during which such shareholder held shares of the Acquiring Fund.

Therefore, shareholders may find it advisable to consult their own tax adviser as to the specific tax consequences to them under the federal income tax laws, as well as any consequences under other applicable state or local or foreign tax laws given each shareholder’s own particular tax circumstances.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Investment Advisers

Clarkston Capital Partners, LLC (the “Adviser”), a Michigan limited liability company, has been serving as the adviser to the Selling Fund since January 31, 2017 and the Acquiring Fund since April 1, 2016. Clarkston Capital Partners, LLC is located at 91 West Long Lake Road, Bloomfield Hills, MI 48304. As of November 30, 2018, Clarkston Capital Partners, LLC had approximately $3.7 billion in client assets under management, all managed on a discretionary basis.

Investment Advisory Agreement

Under the terms of the Current Advisory Agreement, the Adviser serves as the investment adviser for the Funds. Subject to the supervision of the Board of Trustees, the Adviser provides a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Funds. Generally, the Adviser determines from time to time what securities and other investments will be purchased, retained or sold by the Funds, and provides such services for the Funds in accordance with the Funds’ investment objectives, policies, and restrictions as stated in each Fund’s prospectus and statement of additional information, as currently in effect or as supplemented from time to time.

Compensation

Fund	Fee Rates (annualized rate)
Clarkston Select Fund (Selling Fund)	0.50% of the average daily net assets of the Fund
Clarkston Fund (Acquiring Fund)	0.50% of the average daily net assets of the Fund

These investment advisory fees shall be calculated as of the last business day of each month based upon the average daily net assets of each Fund determined in the manner described in each Fund’s Prospectus and/or Statement of Additional Information and shall be paid to the Adviser by the Funds as soon as practicable after the last day of each month.

The advisory fee rates payable to the Adviser under the New Advisory Agreement will be identical to the fee rates payable under the Current Advisory Agreement.

Each Fund is also expected to enter into a new fee waiver letter agreement with the Adviser with substantially similar material terms as the fee waiver letter agreement currently in place. The new fee waiver letter agreement will continue through January 31, 2020.

Liability of the Adviser

Under the terms of the Current Advisory Agreement, the Adviser assumes no responsibility under this Agreement other than to render the services called for under the Agreement. The Adviser is not liable for any error of judgment or for any loss suffered by the Trust or the Funds in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. The Adviser has no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the 1940 Act or the Securities Act of 1933, as amended (the “1933 Act”), except for information supplied by the Adviser for inclusion in the registration statement.

Term and Termination

The Current Advisory Agreement provides that it shall remain in effect for an initial term of two (2) years, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that:

(a)       the Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 30 days’ written notice of a decision to terminate this Agreement by: (i) the Trust’s trustees; or (ii) the vote of a majority of the outstanding voting securities of the Funds;

(b)       The Adviser may, at any time and without the payment of penalty, terminate this Agreement upon 60 days’ notice to the Trust on behalf of the Funds; and

(c)       this Agreement shall immediately terminate in the event of its assignment (within the meaning of the 1940 Act and the Rules thereunder),

In the event of the assignment of the Current Advisory Agreement, the Adviser shall notify the Trust on behalf of the Funds in writing sufficiently in advance of any proposed change in control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment as defined in Section 2(a)(4) of the 1940 Act will occur, and to take the steps necessary to enter into a new contract with the Adviser.

Fund Management. Jeffrey A. Hakala, CFA, CPA, Chief Executive Officer and Chief Investment Officer of the Adviser and Gerald W. Hakala, CFA, Managing Partner, Equities of the Adviser are the portfolio managers for the Selling Fund and for the Acquiring Fund. The Statement of Additional Information relating to the Institutional Class shares of the Selling Fund and the Statement of Additional Information relating to the Institutional Class shares of the Acquiring Fund provide additional information about such Funds’ portfolio managers, including other accounts managed by the portfolio managers, ownership of Fund shares and compensation when serving as portfolio managers of the Selling Fund and Acquiring Fund.

Portfolio Managers for both the Selling Fund and the Acquiring Fund:

Jeffrey A. Hakala, CPA, CFA Chief Executive Officer and Chief Investment Officer	Jeffery Hakala is Co-Founder, Chief Executive Officer and Chief Investment Officer of the Adviser. He has co-managed the firm’s investment disciplines since the firm’s inception in 2007. Mr. Hakala has a Bachelor of Arts, Business Administration from Michigan State University and a Master of Business Administration from Michigan State University.
Gerald W. Hakala, CFA Managing Partner, Equities	Gerald Hakala is Co-Founder and Managing Partner, Equities of the Adviser. He has co-managed the firm’s investment disciplines since the firm’s inception in 2007. Mr. Hakala has a Bachelor of Business Administration from the University of Michigan and a Master of Business Administration from Michigan State University.

Market Timing Policies. Both the Selling Fund and the Acquiring Fund discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of a Fund’s shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.

The Board has adopted their own policies and procedures designed to curb short-term trading and market timing activities. Actions taken by the Trust may include periodically reviewing individual shareholder trading activity to identify shareholders who are making excessive transactions, revising or terminating the exchange privilege, limiting the amount of any exchange, or rejecting an exchange or purchase, at any time, for any reason. In addition, neither the Selling Fund nor the Acquiring Fund impose a redemption fee.

Distributions and Tax Information. The Selling Fund’s and Acquiring Fund’s distributions are taxable as ordinary income, capital gains or qualified dividend income, unless you are investing through a tax-deferred arrangement, in which case special tax rules will apply.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase shares of the Selling Fund or the Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank or trust company), the adviser and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Dividends and Distributions. The Acquiring Fund has the same dividend and distribution policy as the Selling Fund, with the exception that ordinary dividends are paid only annually by the Acquiring Fund instead of quarterly. Shareholders who have elected to have their dividends reinvested will continue to have dividends reinvested in the Acquiring Fund following the Reorganization. Shareholders who currently have capital gains reinvested in the Selling Fund will continue to have capital gains reinvested in the Acquiring Fund.

Distribution Arrangements. The Selling Fund and the Acquiring Fund are offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals and by the Selling Fund and the Acquiring Fund, as applicable, when directly purchased through the transfer agent. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

Fiscal Year End. The Selling Fund and Acquiring Fund currently operate on a fiscal year ending the last day in September.

Shareholder Information. As of the Record Date, the Selling Fund’s shareholders of record and/or beneficial owners (to the Trust’s knowledge) who owned 5% or more of the Institutional Class of the Selling Fund’s shares are set forth below in Appendix B, “Shareholder Information for the Selling Fund.”

Pricing of Shares. The Selling Fund and the Acquiring Fund use policies and procedures adopted by ALPS Series Trust to value securities for the purpose of determining a Fund’s net asset value (“NAV”).

The Selling Fund and Acquiring Fund calculate share prices as of the regular close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) every day the NYSE is open, and by extension will not calculate NAV on days the NYSE is closed or on holidays observed by the NYSE. The Selling Fund’s and the Acquiring Fund’s policies are similar in that they are generally based “market prices”. With respect to equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange.

The Selling Fund and Acquiring Fund use, for debt instruments, prices supplied by an independent third-party pricing service approved by the Board. Short-term obligations that mature in 60 days or less are valued at amortized cost by the Selling Fund and by the Acquiring Fund unless it is determined that the amortized cost method would not represent fair value.

With respect to the Selling Fund and Acquiring Fund, if market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, the Fund’s NAV will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.

The Reorganization is not expected to result in material differences in the Acquiring Fund’s NAV prior to the Reorganization.

Description of the Securities to be Issued; Rights of Shareholders. The following is a summary of the material rights of shareholders of the Selling Fund, but does not purport to be a complete description of these rights. These rights with respect to the Selling Fund may be determined in full by reference to the Delaware statute (the “Delaware Statute”) governing Delaware statutory trusts for the Trust, the Trust’s Declaration of Trust and By-Laws (the “Governing Instruments”). The Governing Instruments are subject to amendment in accordance with their terms. Copies of the Governing Instruments are available upon request and without charge by following the instructions listed under “Available Information.”

Forms of Organization. The Selling Fund and Acquiring Fund are series of ALPS Series Trust, an open-end management investment company organized as a Delaware statutory trust on January 12, 2012. The Selling Fund and Acquiring Fund each offer one class of shares of beneficial interest, the Instutitional Class.

ALPS Series Trust
Capital Stock

• The beneficial interests in the Trust shall be divided into Shares, all without par value.

• The Trustees shall have the authority from time to time to divide the Shares into two (2) or more separate and distinct Series and to divide each such Series of Shares into two (2) or more classes of Shares.

• The Trustees are authorized to issue an unlimited number of Shares.

(Article 4, Declaration of Trust)

Voting Rights

On any matter submitted to a vote of the Shareholders, each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, unless the Trustees determine in any particular case (which determination may be made without the vote or consent of shareholders) that each dollar of net asset value shall be entitled to one vote on any matter on which such Shares are entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote.

On any matter submitted to a vote of the Shareholders, all Shares shall be voted separately by individual Series, except: (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series or Class; and (ii) when the Trustees have determined that the matter affects the interests of more than one Series, then the Shareholders of all such Series shall be entitled to vote thereon. The Trustees may also determine that a matter affects only the interests of one or more Classes within a Series, in which case any such matter shall only be voted on by such Class or Classes.

(Article 7, Declaration of Trust)

Matters Upon Which Shareholders May Vote

Shareholders shall have power to vote only with respect to matters expressly enumerated below or with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Declaration of Trust, the Bylaws, any registration of the Trust with the Commission or any state, or as the Trustees may otherwise deem necessary or desirable. The enumerated matters include: (i) the election or removal of Trustees; (ii) the approval of a contract with a third party provider of services as to which Shareholder approval is required by the 1940 Act; (iii) the termination or reorganization of the Trust to the extent and only as provided in the Declaration of Trust; and (iv) any court action, proceeding or claim brought or maintained derivatively or as a class action on behalf of the Trust, any series or class thereof or the shareholders of the Trust; provided, however, that a shareholder of a particular series or class shall not be entitled to vote upon a derivative or class action on behalf of any other series or class or shareholder of any other series or class.

(Article 7, Declaration of Trust)

Meetings	No annual or regular meetings of Shareholders are required to be held. (Section 7.2.1, Declaration of Trust))
Shareholder Ability to Call Meetings

Except as required by federal law including the 1940 Act, shareholders shall not be entitled to call, or to have the secretary call, special meetings of the shareholders. To the extent required by federal law including the 1940 Act, special meetings of the shareholders shall be called by the Secretary upon the request of the shareholders owning shares representing at least the percentage of the total combined votes of all shares of the Trust issued and outstanding required by federal law including the 1940 Act, provided that (a) such request shall state the purposes of such meeting and the matters proposed to be acted on, and (b) the shareholders requesting such meeting shall have paid to the Trust the reasonably estimated cost of preparing and mailing the notice thereof, which the secretary shall determine and specify to such shareholders.

(Section 7.2.2, Declaration of Trust)

Quorum Requirements

The presence in person or by proxy of Shareholders entitled to cast at least thirty percent (30%) of the votes entitled to be cast on any particular matter shall be a quorum as to such matter; provided, however, that any lesser number shall be sufficient for matters upon which the Shareholders vote at adjournments.

(Section 7.4, Declaration of Trust)

Shareholder Liability

No personal liability for any debt or obligation of the Trust shall attach to any Shareholder or former Shareholder of the Trust, and neither the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind any Shareholder personally or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay by way of subscription for any Shares or otherwise.

In case any Shareholder or former Shareholder of the Trust shall be held to be personally liable solely by reason of being or having been a Shareholder and not because of such Shareholder’s acts or omissions or for some other reason, the Shareholder or former Shareholder (or, in the case of a natural person, his or her heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust to be held harmless from and indemnified against all loss and expense arising from such liability; provided, however, there shall be no liability or obligation of the Trust arising hereunder to reimburse any Shareholder for taxes paid by reason of such Shareholder’s ownership of any Shares or for losses suffered by reason of any changes in value of any Trust assets. The Trust shall, upon request by the Shareholder or former Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon.

(Article 8, Declaration of Trust)

Pre-emptive and Appraisal Rights

Shareholders shall not, as Shareholders, have any right to acquire, purchase or subscribe for any Shares or other securities of the Trust which it may hereafter issue or sell, other than such right, if any, as the Trustees in their discretion may determine. Shareholders shall have no appraisal rights with respect to their Shares and, except as otherwise determined by resolution of the Trustees in their sole discretion, shall have no exchange or conversion rights with respect to their Shares.

(Section 4.8, Declaration of Trust)

Removal of Trustees by Shareholders

Any Trustee may be removed with or without cause at any time by the affirmative vote of shareholders holding not less than two-thirds (2/3) of shares outstanding, cast in person or by proxy at any meeting called for that purpose.

(Section 5.7, Declaration of Trust)

*	Under Delaware law, shareholders generally are not personally liable for the obligations of a Delaware statutory trust. A shareholder is entitled to the same limitation of liability extended to stockholders of private, for-profit corporations organized under Delaware general corporation law. Similar statutory or other authority, however, limiting shareholder liability does not exist in certain states. As a result, to the extent that Clarkston Funds or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, thereby subjecting the shareholder to liability.

Fund Trustees and Officers. ALPS Series Trust is managed by the Board of Trustees. The Acquiring Fund has the same board of trustees as the Selling Fund. Below are the members of the board of trustees of the ALPS Series Trust:

Independent Trustees

Name, Birth Year & Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Retired; Managing Partner, NorthRock Partners, LLC (October 2013 to July 2015); Managing Director, NorthRock Partners, a Private Wealth Advisory Practice of Ameriprise Financial (February 2010 to October 2013); Senior Vice President, Ameriprise Financial, Inc. (November 1984 to May 2007); President, American Express Asset Management (2002 to 2004); and Chairman, Ameriprise Trust Company (November 1996 to May 2007).	12	Mr. Armstrong is a Director of the Heartland Group, Inc. (5 funds).

J. Wayne Hutchens, Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	12	Mr. Hutchens is a Director of RiverNorth Opportunity Fund (2013 to present), RiverNorth Opportunistic Municipal Income Fund (2018 to present), RiverNorth Doubleline Strategic Opportunity Fund (2018 to present) and RiverNorth Marketplace Lending Corp. (2018 to present)
Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	12	Mr. Seese is a Director of The Mile High Five Foundation (2013 to present) and SJ Panthers Foundation (2016 to present)

Interested Trustee

Name, Birth Year & Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Jeremy O. May, Birth year: 1970	Trustee and President	Mr. May was elected Trustee and President on October 30, 2012. Mr. May was Chairman from October 30, 2012 to August 24, 2017.	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also on the Board of Directors of the University of Colorado Foundation and the AV Hunter Trust.	12	Mr. May is Trustee of the Reaves Utility Income Fund (1 fund) and Elevation ETF Trust (1 ETF).

Officers

Name, Birth Year & Address	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kimberly R. Storms, Birth year: 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust on October 30, 2012.	Ms. Storms is Senior Vice President and Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Financial Investors Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
Richard C. Noyes, Birth year: 1970	Secretary	Mr. Noyes was elected Secretary of the Trust on November 14, 2016.	Mr. Noyes joined ALPS in 2015 and is Senior Vice President and General Counsel of ALPS. Prior to joining ALPS, Mr. Noyes served as Assistant Vice President and Senior Counsel of Janus Capital Management LLC. Mr. Noyes is deemed an affiliate of the Trust as defined under the 1940 Act.
Anne M. Berg, Birth year: 1973	Assistant Secretary	Ms. Berg was elected Assistant Secretary of the Trust on August 23, 2018.	Ms. Berg joined ALPS as Senior Investment Company Act Paralegal in February 2017. Prior to joining ALPS, Anne was a Senior Legal Manager at Janus Capital Management LLC. Because of her position with ALPS, Ms. Berg is deemed an affiliate of the Trust as defined under the 1940 Act.

Lucas D. Foss, Birth Year: 1977	Chief Compliance Officer (“CCO”)	Mr. Foss was elected CCO of the Trust on January 22, 2018.

Mr. Foss joined ALPS in November 2017 as Vice President and Deputy Chief Compliance Officer. Prior to his current role, Mr. Foss served as the Director of Compliance at Transamerica Asset Management (July 2015 – November 2017). Deputy Chief Compliance Officer at ALPS (September 2012 – June 2015)

Compliance Manager at ALPS (January 2010 – August 2012) and a Senior Compliance Analyst at ALPS (November 2006 – December 2009). Before joining ALPS, Mr. Foss held positions at Bisys Hedge Fund Services and Deutsche Asset Management. Because of his position with ALPS, Mr. Foss is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Foss is also CCO of Harvest Volatility Edge Trust, Goehring & Rozencwajg Investment Funds, Broadstone Real Estate Access Fund, Inc., Clough Global Funds and Clough Funds Trust.

Other Fund Service Providers. The current service providers to the Selling Fund and the Acquiring Fund are listed below.

	Selling Fund, a series of	Acquiring Fund, a series of
Service Providers	ALPS Series Trust	ALPS Series Trust
Investment Adviser	Clarkston Capital Partners, LLC	No Change
Distributor & Principal Underwriter	ALPS Distributors, Inc.	No Change
Custodian	MUFG Union Bank, N.A.	No Change
Transfer Agent & Dividend Disbursing Agent	ALPS Fund Services, Inc.	No Change
Accounting Agent	ALPS Fund Services, Inc.	No Change
Administrator	ALPS Fund Services, Inc.	No Change

Independent Registered Public Accounting Firm. Cohen & Company, Ltd. serves as the independent registered public accounting firm to the Selling Fund and Acquiring Fund and will continue to serve as the independent registered public accounting firm after the Reorganization.

VOTING INFORMATION

Required Vote. The Selling Fund’s Plan must be approved by the affirmative vote of the holders of shares representing a majority of votes cast at the meeting of shareholders at which a quorum is present.

Approval of the proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Selling Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Selling Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

See “OTHER VOTING INFORMATION” for additional information.

PROPOSAL 2:

INFORMATION ABOUT THE NEW ADVISORY AGREEMENT

To provide for continuity in the operation of the Selling Fund, and to enable the Fund to benefit from favorable developments in its management, you are being asked to approve the New Advisory Agreement. Under the New Advisory Agreement, the Adviser will continue to provide investment advisory services subject to the oversight of the Board of Trustees, under terms that are similar in all material respects to the Current Advisory Agreement and for the same fees that are currently in effect.

The Selling Fund’s investment objectives and investment strategies have not changed as a result of the Transaction but could change if the Reorganization is approved. The investment advisory personnel of the Adviser who provide services to the Fund remain the same.

Each of the members of the Board of Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund or the Adviser (the “Independent Trustees”), continue to serve on the Board of Trustees following the closing date which was on or about December 31, 2018 (the “Transaction Closing Date”). The Board of Trustees continues to make decisions regarding the independent accountants, custodian, administrators, distributor and transfer agent of the Fund. the Adviser is not proposing any changes to these existing service providers at this time, although if the Reorganization is approved, the Selling Fund will be reorganized into the Acquiring Fund as of March 18, 2019.

Shareholders of the Selling Fund are being asked to approve the New Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser. Approval of the New Advisory Agreement is being sought so that the operation of the Fund can continue without interruption.

If the Reorganization is approved, the New Advisory Agreement will terminate upon completion of the Reorganization.

GENERAL

The Transaction

The Adviser serves as the adviser to the Selling Fund and is responsible for the day-to-day management of the Selling Fund’s assets.

The Transaction Closing Date the ownership interests of the principal owners of the Adviser were restructured and the ownership interest of one principal owner was reduced below 25% (the “Transaction”). This reduction in ownership below 25% is deemed to be a “change in control” of the Adviser for the purpose of the Investment Company Act of 1940, as amended (“1940 Act”). This “change in control” constitutes an “assignment,” as such term is understood under 1940 Act, of the current advisory agreement between the Adviser and the Trust, with respect to the Selling Fund (the “Current Advisory Agreement”). Under the 1940 Act and the terms of the Current Advisory Agreement, this assignment automatically terminated the Current Advisory Agreement. Although the ownership interests of the principals was restructured, the management of the Adviser remains the same. No outside third parties were introduced into the ownership structure, and all owners have the same controlling influence over the Adviser after the Transaction as they did before the Transaction.

In anticipation of the completion of the Transaction and related events, on November 29, 2018, the Board of Trustees reviewed and approved an interim and a new investment advisory agreement between the Adviser and the Trust, with respect to the Selling Fund (the “Interim Agreement” and the “New Advisory Agreement”). The Interim Agreement took effect on the Transaction Closing Date and the New Advisory Agreement will take effect with respect to the Selling Fund if approved by shareholders of the Selling Fund. The Interim Agreement and the New Agreement allow the Adviser to continue to serve as the investment adviser to the Selling Fund, under terms that are the same in all material respects to the Current Advisory Agreement, except that there will be a new commencement date and an initial one (1) year term for the New Advisory Agreement, with annual renewal thereafter subject to approval. The Current Advisory Agreement has an initial two (2) year term, with annual renewal thereafter subject to approval.

New Advisory Agreement

To provide for continuity in the operation of the Selling Fund, and to enable the Selling Fund to benefit from favorable developments in its management, you are being asked to approve the New Advisory Agreement with respect to the Selling Fund. Under the New Advisory Agreement, the Adviser will continue to provide investment advisory services to the Selling Fund subject to the oversight of the Board of Trustees, under terms described above and for the same fees that are currently in effect. The Selling Fund’s investment objectives and investment strategies have not changed as a result of the Transaction but could change if the Reorganization is approved. The investment advisory personnel of the Adviser who provide services to the Selling Fund remain the same.

Each of the members of the Board of Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Selling Fund or the Adviser (the “Independent Trustees”), are expected to continue to serve on the Board of Trustees following the Transaction Closing Date. The Board of Trustees continue to make decisions regarding the independent accountants, custodian, administrators, distributor and transfer agent of the Fund. The Adviser is not proposing any changes to these existing service providers at this time, although if the Reorganization is approved, the Selling Fund will be reorganized into the Acquiring Fund as of March 18, 2019.

Shareholders of the Selling Fund are being asked to approve the New Advisory Agreement between the Trust, on behalf of the Fund, and the Adviser. Approval of the New Advisory Agreement is being sought so that the operation of the Fund can continue without interruption.

Board Approval and Recommendation

During its meeting on November 29, 2018, the Board of Trustees considered various factors relating to the Transaction and the New Advisory Agreement. In connection with such meeting, the Board reviewed certain information provided by the Adviser at the Board’s request.

On November 29, 2018, the Board of Trustees of the Trust, including a majority of the Independent Trustees: (i) unanimously approved the New Advisory Agreement and (ii) unanimously recommended that Shareholders of the Selling Fund approve the New Advisory Agreement. A summary of the Board’s considerations is provided below in the section titled “EVALUATION BY THE BOARD.”

Description and Comparison of Current and New Advisory Agreement

The form of the New Agreement is set forth in Appendix C to this Proxy Statement. The description of terms in this section and the summaries in Appendix D are qualified in their entirety by reference to Appendix C. Appendix D shows, with respect to the Selling Fund:

●	the date of the Current Advisory Agreement;

●	the date on which the Current Advisory Agreement were last approved by the Board;

●	the aggregate amount of the Adviser’s advisory fee and the amount and purpose of any other payments by the Selling Fund or the Adviser, or any of its affiliated persons or affiliated person of such person, during the fiscal year ended September 30, 2018;

●	whether the Adviser has waived, reduced or otherwise agreed to reduce its compensation with respect to the Selling Fund under any applicable contract.

Except as described below, the terms of the New Advisory Agreement are the same in all material respects except that there will be a new initial term. The Prior Agreement was renewed by the Board of Trustees on August 23, 2018.

See “ADDITIONAL INFORMATION ABOUT THE REORGANIZATION” and the sections titled “Investment Advisers,” “Investment Advisory Agreement,” and “Fund Management” for more information about the Adviser and the Current Advisory Agreement.

Effect if the Proposal is Not Approved

Shareholder approval of the New Advisory Agreement by the Selling Fund is not a requirement for the Transaction to be completed. But, if the Selling Fund does not vote in favor of the proposal then the Board may consider all other available options, including without limitation, liquidating the Selling Fund.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUNDS

VOTE “FOR” THE PROPOSAL

***

EVALUATION BY THE BOARD

Summary of Board Meeting and Considerations.

The Board of Trustees met in person on November 29, 2018 to evaluate, among other things, the Transaction, the Adviser, and to determine whether approving the New Agreement was in the best interests of the Selling Fund’s shareholders. At this meeting and throughout the consideration process, the Board, including a majority of the Independent Trustees, was advised by counsel.

In their consideration of the New Agreement, the Board and its counsel reviewed materials furnished by the Adviser; communicated with senior representatives of the Adviser regarding its personnel, operations and financial condition. The Board also discussed the terms of the Transaction and the New Advisory Agreement, and considered their possible effects on the Selling Fund and its shareholders.

During this meeting, the representatives of the Adviser indicated their belief that the Transaction would not adversely affect (i) the continued operation of the Selling Fund; or (ii) the capability of the Adviser to continue to provide the same level of advisory services to the Selling Fund. Those representatives indicated that they believed that the Transaction may provide certain benefits to the Selling Fund, but also indicated that there could be no assurance as to any particular benefits that may result.

In connection with the Board’s recommendation that shareholders approve the New Advisory Agreement, the Trustees considered, among others, the following factors, but without identifying any single factor as all-important or controlling:

(i) the assurances from the Adviser that the way the Selling Fund’s assets are managed will not change in any material manner, that the personnel who currently manage the Selling Fund’s assets will continue to do so after the Transaction, and that there is not expected to be any diminution in the nature, quality and extent of services provided to the Selling Fund;

(ii) the fact that the material terms of the New Advisory Agreement, including the fees payable by the Selling Fund, are substantively identical to the material terms of the Prior Agreement;

(iii) the history, reputation, qualifications and background of the Adviser and their key personnel;

(iv) the fact that the Selling Fund shareholders will not bear any costs relating to the Transaction, insofar as the Adviser and its affiliates thereof have agreed to pay such expenses, including proxy solicitation expenses;

(v) information provided by representatives of the Adviser regarding the anticipated impact of the Transaction; and

(vi) other factors described in greater detail below.

Board Consideration of the New Agreement

The 1940 Act requires that the Board of Trustees of the Selling Fund review the Selling Fund’s advisory contract and consider whether to approve, and to recommend that the shareholders approve, that contract.

In anticipation of the Board’s meeting on November 29, 2018 and as part of the process to consider the New Advisory Agreement, legal counsel to the Independent Trustees requested certain information from the Adviser. In response to these requests, the Independent Trustees received reports from the Adviser that addressed specific factors to be considered by the Board. The Board also received from counsel a memorandum regarding the Board’s responsibilities pertaining to the approval of advisory contracts.

At the November 29, 2018 meeting, the Trustees met in person and discussed with representatives from the Adviser the general plans and intentions regarding the Selling Fund. The Board also inquired about the plans for, and anticipated roles and responsibilities of, the employees and officers of the Adviser in connection with the Transaction, including the anticipated senior management structure. The Independent Trustees met to consider the Adviser’s recommendations as to the approval of the New Advisory Agreement. Based on its evaluation, the Board unanimously concluded that the terms of the New Advisory Agreement were reasonable and fair and that its approval was in the best interests of the Selling Fund and its shareholders.

In voting to approve the New Advisory Agreement, the Board did not identify any single factor as all-important or controlling. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters the Board considered.

Nature, Extent, and Quality of the Services: The Trustees recalled their recent renewal of the current investment advisory agreement during which they evaluated the nature, extent and quality of services provided to the Selling Fund. The Trustees reviewed and considered the Adviser’s personnel, its history as an asset manager and its performance. The Trustees also discussed the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Selling Fund.

The Trustees reviewed the background and experience of the Adviser’s management relating to the Selling Fund, including the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management, and noted that the Transaction would not result in a change in portfolio managers. They also discussed the resources of the Adviser devoted to research and analysis of actual and potential investments. They considered the Trust’s experience with the Adviser, including the the Adviser’s responsiveness and compliance record.

Investment Advisory Fee Rate: The Trustees reviewed and considered the proposed annual advisory fee to be paid by the Trust on behalf of the Selling Fund to the Adviser Capital, noting that the fees would not change as a result of the transaction.

The Trustees considered the information they received when the Current Investment Advisory Agreement was recently renewed, comparing the Selling Fund’s contractual annual advisory fees and overall expenses with those of funds in the expense group and universe of funds provided by FUSE, an independent provider of investment company data, which screened institutional funds with similar strategies and comparable fee structures of the Selling Fund, and excluded all others. The FUSE peer group consisted of the Selling Fund and several other funds identified by FUSE using similar strategies with comparable fee structures.

The Trustees also noted that the Adviser managed other institutional and strategic accounts, and model delivery service clients, using investment strategies similar to the strategies of the Selling Fund, and reviewed the fee structures for, and services rendered to, such clients. Bearing in mind the limitations of comparing different types of accounts and the different levels of service typically associated with such accounts, the Trustees noted that the fee structures applicable to the Adviser’s other clients employing a comparable strategy to the Selling Fund were not indicative of any unreasonableness with respect to the advisory fee payable by the Selling Fund.

Performance: The Trustees recalled their discussion of performance of the Selling Fund when the current investment advisory agreement was recently renewed. They reviewed performance information for the Selling Fund through September 30, 2018 provided by the Adviser, including sector allocations and attribution results. They noted that the performance of the Selling Fund trailed the relevant benchmark index since inception and further noted the relatively short performance period for the Selling Fund. They discussed information provided related to the upside and downside capture ratio of the the Adviser strategy, as well as recent cash position of the strategy, and how that information reflects the risk of investing in the Funds. They considered the Adviser’s confidence that the valuations of the companies in the portfolios would be realized over the long term.

Profitability: The Trustees received and considered actual and estimated profitability analyses provided by the Adviser when the Current Investment Advisory Agreement was recently renewed, as well as the Adviser’s confirmation that profitability has not materially changed since the last renewal. The Trustees considered the profits, if any, realized and anticipated to be realized by the Adviser relating to the operation of the Selling Fund. The Trustees then considered the financial condition of the Adviser. They concluded that any profits would remain reasonable after the Transaction.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Selling Fund would be passed along to the shareholders under the Investment Advisory Agreement. The Trustees concluded that the expense limitation provided by the Adviser was a benefit to shareholders and, based on current asset levels, adequately addressed the issue.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Selling Fund, including research services.

The Board summarized its deliberations with respect to the Investment Advisory Agreement with the Adviser. In evaluating the Adviser and the fees to be charged under the proposed Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Investment Advisory Agreement. Further, the Independent Trustees were advised by independent legal counsel throughout the process. The Trustees, including all the Independent Trustees, concluded that:

●	the Selling Fund’s contractual advisory fee was not unreasonable;

●	the nature, extent and quality of services to be rendered by the Adviser under the proposed Investment Advisory Agreement were adequate;

●	bearing in mind the relatively short performance history of the Selling Fund, the performance of the Selling Fund was acceptable;

●	the estimated profitability of the Adviser relating to the management of the Selling Fund was not unreasonable; and

●	there were no material economies of scale or other material incidental benefits accruing to the Adviser because of its relationship with the Selling Fund.

Based on its evaluation of the considerations, the Board unanimously voted to approve the New Advisory Agreement, and to recommend to the shareholders of the Selling Fund that they approve the New Advisory Agreement.

Section 15(f) of the 1940 Act.

Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the transaction, at least 75% of the members of the investment company’s board of trustees/directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

The Board of Trustees intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act. The Board believes that the Transaction did not result in the imposition of an “unfair burden” on the Selling Fund. At the present time, three (3) of the four (4) Trustees are classified as Independent Trustees and following the Transaction, all four (4) of the Independent Trustees continue to be classified as such.

In addition, the Selling Fund is also expected to enter into a new fee waiver letter agreement with the Adviser with substantially similar material terms as the fee waiver letter agreement currently in place. The new fee waiver letter agreement will continue through January 31, 2020.

VOTING INFORMATION

Required Vote. The Selling Fund’s New Advisory Agreement must be approved by the affirmative vote of the holders of shares representing a majority of votes cast at the meeting of shareholders at which a quorum is present.

Approval of the proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Selling Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Selling Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

See “OTHER VOTING INFORMATION” for additional information.

OTHER:

GENERAL INFORMATION ABOUT THE TRANSACTION

Ownership of Shares

As of the Record Date, the number of Fund shares issued and outstanding is:

Fund	Number of Shares Issued and Outstanding
Clarkston Select Fund	1,301,197.749

As of the Record Date, and to the best knowledge of the Trust, the persons who were known to own of record more than 5% of any class of the voting securities of the Funds can be found in Appendix B.

As of the Record Date, the Trustees and officers of the Trust, either individually or as a group, owned less than 1% of the outstanding shares of the Funds.

Any person owning more than 25% of the outstanding shares of the Funds may be deemed to control it.

As of the Record Date, no officer or Trustee owns securities of, or has any other material direct or indirect interest in, the Adviser or any person controlling, controlled by or under common control with the Adviser. As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since October 1, 2017, to which the Adviser was a party.

OTHER VOTING INFORMATION

Record Date and Voting Rights. Proxies are being solicited from the shareholders of the Selling Fund by the Board for the Special Meeting to be held on March 13, 2019 at 10:00 a.m. Mountain Time at offices of the Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203, or at such later time made necessary by adjournment. Unless revoked, all valid proxies will be voted in accordance with the instructions thereon. If you return your signed proxy card without instructions, your vote will be cast in favor of the Reorganization of the Selling Fund in which you hold shares.

The Board has fixed the close of business on December 21, 2018 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof. Shareholders of record as of the Record Date will be entitled to one vote for each share held and to a proportionate fractional vote for each fractional share held. As of the Record Date, the total number of issued and outstanding shares of beneficial interest of the Selling Fund was 1,301,197,749. Shareholders of record who own five percent or more of the Selling Fund as of the Record Date are set forth on Appendix B to this Proxy Statement.

When a proxy is returned as an abstention or “broker non-vote” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), the shares represented by the proxy will be treated as present for purposes of determining a quorum and as votes against the Reorganization. In addition, under the rules of the New York Stock Exchange (“NYSE”), if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. The NYSE considers the Reorganization to be a non-routine matter that affects substantially a shareholder’s rights or privileges. As a result, these shares also will be treated as broker non-votes for purposes of the Reorganization (but will not be treated as broker non-votes for other proposals, including adjournment of the special meeting).

Treating broker non-votes as votes against the Reorganization may result in the proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld.

How to Vote. You may vote in one of four ways

•	in person by attending the Special Meeting to be held on March 13, 2019, at 10:00 a.m. Mountain Time at the offices of the Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203, or at such later time made necessary by adjournment;

•	by completing and signing the enclosed proxy ballot and mailing it to us in the prepaid return envelope (if mailed in the United States);

•	by Internet at the website address listed on your proxy ballot; or

•	by calling the toll-free number printed on your proxy ballot.

PLEASE NOTE, TO VOTE VIA THE INTERNET OR TELEPHONE, YOU WILL NEED THE “CONTROL NUMBER” THAT APPEARS ON YOUR PROXY BALLOT.

Proxies. If you properly authorize your proxy by internet or telephone, or by executing and returning the enclosed proxy card by mail, and your proxy is not subsequently revoked, your vote will be cast at the Special Meeting and at any postponement or adjournment thereof. If you give instructions, your vote will be cast in accordance with those instructions. If you return your signed proxy card without instructions, your vote will be cast in favor of the Reorganization. A proxy with respect to shares held in the name of two or more persons is valid and will be counted if executed by any one of them unless at or prior to its use the Selling Fund receives written notification to the contrary from any one of such persons.

The shares represented by each valid proxy received in time will be voted at the Special Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the Reorganization and at the discretion of the holders of the proxy on any other matter that may come before the Special Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement/Prospectus. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of ALPS Series Trust revoking the proxy, or (iii) attending and voting in person at the Meeting.

Solicitation of Proxies. The Selling Fund expects that the solicitation of proxies will be primarily by mail and telephone.

The solicitation also may include facsimile, Internet or oral communications by certain employees of the Adviser, who will not be paid for these services. If the Selling Fund do not receive your vote, you may be contacted by a representative of the Adviser who will remind you to vote your shares and help you return your proxy. All expenses related to the Reorganization, including the Special Meeting and costs associated with the solicitation of proxies, will be paid by the Adviser.

Quorum and Adjournments. Under the By-laws of the Trust, outstanding shares entitled to vote and present in person or by proxy representing a majority of the voting power of the respective Selling Fund shall be necessary to constitute a quorum for the transaction of business by the Selling Fund.

The Special Meeting may, by action of the person presiding, be adjourned with respect to one or more matters to be considered at such meeting if a quorum is not present with respect to such matter. The Special Meeting may, by motion of the person presiding, be adjourned with respect to one or more matters to be considered at such meeting, even if a quorum is present with respect to such matters, when such adjournment is approved by the vote of holders of shares representing a majority of the voting power of the shares present and entitled to vote with respect to the matter or matters adjourned. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

As provided under the governing documents of the Trust, the presence in person or by proxy of at least one-third of the votes entitled to be cast on any matter shall be a quorum as to such matter; provided, however, that any lesser number shall be sufficient for matters upon which the shareholders vote at adjournments.

See Proposal 1 and Proposal 2 “VOTING INFORMATION” sections for voting information specific to each proposal.

INFORMATION ABOUT THE SELLING FUND AND ACQUIRING FUND

Information concerning the operation, management, investment objectives, principal investment strategies and principal risks of the Selling Fund can be found in the Selling Fund’s Prospectus for Institutional Class shares. Additional information about the Selling Fund is also included in the Statement of Additional Information for the Institutional Class shares of the Selling Fund. The Prospectus and the Statement of Additional Information are available upon request and without charge by calling the Selling Fund at 1-844-680-6562.

Information concerning the operation, management, investment objectives, principal investment strategies and principal risks of the Acquiring Fund can be found in the Acquiring Fund’s Prospectus. Additional information about the Acquiring Fund is also included in their Statement of Additional Information. The Prospectus and the Statement of Additional Information of the Acquiring Fund are available upon request and without charge by calling the Acquiring Fund at 1-844-680-6562.

ALPS Series Trust is subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, and files reports and other information, including proxy materials and charter documents, with the SEC. Reports, proxy statements, registration statements and other information filed by ALPS Series Trust may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549, and at the following regional offices of the SEC: Northeast Regional Office, 3 World Financial Center, Suite 400, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202; and Pacific Regional Office, 5670 Wilshire Boulevard, Suite 1100, Los Angeles, California 90036. Copies of such materials may also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, DC 20549 at prescribed rates.

The financial statements of the Selling Fund for the fiscal year ended September 30, 2018 have been audited by Cohen & Company, Ltd., its independent registered public accounting firm, and are contained in the Annual Report to shareholders. The Trust will furnish, without charge, a copy of the Annual Report upon request. Requests should be made by calling toll-free 1-844-680-6562 or by visiting www.clarkstonfunds.com. The Annual Report for the Selling Fund and Acquiring Fund also is available on the SEC’s website at www.sec.gov.

INFORMATION ABOUT CLARKSTON CAPITAL PARTNERS, LLC

The Adviser is currently engaged to manage the investments of the Selling Fund and the Acquiring Fund in accordance with the prospectus and other offering documents, investment objective, policies and limitations and investment guidelines established by the Adviser and the Board of Trustees. The Adviser is located at 91 West Long Lake Road, Bloomfield Hills, MI 48304. As of November 30, 2018, the Adviser had approximately $3.7 billion in assets under management.

Information regarding the principal executive officers and directors of the Adviser and their principal occupations for the past five years is set forth below:

Name and Address*	Principal Occupation (all at the Adviser)	Position(s) with the Funds (if any)
Jeffrey A. Hakala	Member, Chief Executive Officer and Chief Investment Officer	Portfolio Manager
Gerald W. Hakala	Member and Managing Partner, Equities	Portfolio Manager
Jeremy J. Modell	Member, Managing Partner and Portfolio Manager, Fixed Income	None

*	The business address for each person listed is 91 West Long Lake Road, Bloomfield Hills, MI 48304.

INFORMATION ABOUT OTHER SERVICE PROVIDERS

Administrator, Distributor and Transfer Agent.

ALPS Fund Services, 1290 Broadway, Suite 1100, Denver, Colorado, 80203, serves as administrator and transfer agent to the Selling Fund and the Acquiring Fund. ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203, serves as distributor of the Selling Fund and Acquiring Fund’s shares.

LEGAL MATTERS

Certain legal matters concerning the federal income tax consequences of the Reorganization and the issuance of shares of the Acquiring Fund will be passed on by Davis Graham & Stubbs LLP. Current legal matters concerning the issuance of shares by the Acquiring Fund will be passed on by Davis Graham & Stubbs LLP.

EXPERTS

The financial statements and financial highlights of the Selling Fund and Acquiring Fund are incorporated into this Proxy Statement by reference from the Selling Fund’s and Acquiring Fund’s Annual Report on Form N-CSR for the fiscal year ended September 30, 2018 and have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

OTHER MATTERS

The Funds are not required, and do not intend, to hold regular annual meetings of shareholders. Shareholders of the Selling Fund wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders (assuming the Reorganization are approved) should send their written proposals to the Secretary of ALPS Series Trust, c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, so that they are received within a reasonable time before any such meeting. The timely submission of a proposal does not guarantee its submission.

Other Information.

During the most recent fiscal year ended September 30, 2018, no commissions were paid by the Selling Fund to a broker affiliated with the Adviser.

Payment of Solicitation Expenses.

The Adviser will pay the expenses of the preparation, printing and mailing of the proxy statement and its enclosures, which accompanies this document, and of all solicitations. The aggregate cost of the proxy solicitation is expected to be approximately $47,200.

Delivery of Proxy Statement.

In certain circumstances, only one copy of this proxy statement may be mailed to each household, even if more than one person in the household is a Selling Fund shareholder, unless the Selling Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of the proxy statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to shareholders sharing an address, please contact 1-800-290-6427.

Other Business.

The Board of Trustees does not intend to bring any matters before the Meeting other than the proposal described, and the Board of Trustees is not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment(s) or postponement(s) thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Certain Shareholder Proposal.

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholders’ meetings, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of a series of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration under Delaware law.

Reports to Shareholders and Financial Statements.

The Annual Report to shareholders of the Selling Fund and the Acquiring Fund (if available), including financial statements of the Funds, have previously been sent to Fund shareholders. Upon request, the Selling Fund and Acquiring Fund’s most recent annual and subsequent semi-annual reports (when available) can be obtained at no cost. To request a report for the Funds, please call 1-844-680-6562, write to ALPS Fund Services, Inc., P.O. Box 1920, Denver, Colorado 80201, or visit www.clarkstonfunds.com.

Appendix A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ___ day of _________, 2018, by ALPS Series Trust, a Delaware statutory trust (the “Trust”), on behalf of the Clarkston Fund (the “Acquiring Fund”) and the Clarkston Select Fund (the “Acquired Fund”) (the Acquiring Fund and Acquired Fund referred to herein as a “Fund” and collectively, the “Funds”); Clarkston Capital Partners, LLC, the investment adviser to the Acquiring Fund and the Acquired Fund (“Adviser”) (only for purposes of Sections 1.7, 5.9, and 9.1 of the Agreement). The principal place of business of the Trust is 1290 Broadway, Suite 1100, Denver, Colorado 80203 and the Adviser is 91 West Long Lake Road, Bloomfield Hills, Michigan 48304.

This Agreement is intended to be and is adopted as a plan of “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of:

(a)	the transfer of all the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for the Institutional Class shares of beneficial interest, no par value per share, of the Acquiring Fund (collectively, the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund; and

(b)	the pro rata distribution of the Institutional Class shares of the Acquiring Fund to the Institutional Class shareholders, respectively, of the Acquired Fund and the termination, dissolution and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquiring Fund is a separate series of the Trust, the Acquired Fund is a separate series of the Trust, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, the Board of Trustees of the Trust, including a majority of the trustees who are not “interested persons” as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

WHEREAS, the Board of Trustees of the Trust, including the Independent Trustees, has determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I
TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR

ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND’S

LIABILITIES, AND TERMINATION AND LIQUIDATION OF THE ACQUIRED FUND

1.1       THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration for such transfer, the Acquiring Fund agrees: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Institutional Class Shares, computed in the manner set forth in Section 2.3; and (ii) to assume all the liabilities of the Acquired Fund, as set forth in Section 1.3. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2       ASSETS TO BE TRANSFERRED. The Acquired Fund shall transfer all its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date, as such term is defined in Section 3.1.

1.3       LIABILITIES TO BE ASSUMED. The Acquired Fund will endeavor to discharge all its known liabilities and obligations to the extent possible before the Closing Date other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business. Notwithstanding the foregoing, the Acquiring Fund shall assume all liabilities of the Acquired Fund, which assumed liabilities shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

1.4       LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is possible, but no later than six (6) months after the Closing Date (the “Liquidation Date”): (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, to its shareholders of record determined as of the close of business on the Valuation Date (as defined in Section 2.1) (the “Acquired Fund Shareholders”), all of the Institutional Class Shares received by the Acquired Fund pursuant to Section 1.1 on a pro rata basis; and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.8. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Acquired Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. All issued and outstanding shares of the Acquired Fund will simultaneously be redeemed by the Trust and canceled on its books. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

1.5       OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Shares of the Acquiring Fund will be issued at the Closing to the Acquired Fund, in an amount computed in the manner set forth in Section 2.3, to be distributed to the Acquired Fund Shareholders.

1.6       STATE FILINGS. Promptly following the Closing Date, the Trust shall make any filings with the State of Delaware that may be required under the laws of the State of Delaware to effect the termination of the Acquired Fund, and shall file final tax returns with the State of Colorado and elsewhere to the extent required under applicable law.

1.7       TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred. Notwithstanding the foregoing, any other transfer taxes payable upon the issuance of the Acquiring Fund Shares shall be paid by the Adviser.

1.8       TERMINATION. The Acquired Fund shall be dissolved, terminated and have its affairs wound up in accordance with Delaware state law, promptly following the Closing Date and the making of all distributions pursuant to Section 1.4.

1.9       BOOKS AND RECORDS. All books and records of the Acquired Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and copies thereof shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date. The Acquiring Fund shall maintain all books and records relating to the Reorganization for the time periods set forth in Rule 17a-8 under the 1940 Act.

ARTICLE II
VALUATION

2.1       VALUATION OF ASSETS AND LIABILITIES. The value of the Acquired Fund’s net assets shall be the value of all the Acquired Fund’s assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Date”) after the declaration and payment of any dividends and/or other distributions on that date, less the amount of all the Acquired Fund’s liabilities. The value of the Acquired Fund’s assets and liabilities shall be determined by using the valuation procedures set forth in the Trust’s Certificate of Trust, Declaration of Trust, and Bylaws, each as amended and/or restated (the “Trust Governing Documents”), the Trust’s Pricing and Valuation Committee Procedures and the Acquired Fund’s then-current prospectus and statement of additional information.

2.2       VALUATION OF SHARES. The aggregate net asset value of each class of Acquiring Fund Shares shall be the aggregate net asset value of the respective class of the Acquired Fund on the Valuation Date, using the valuation procedures set forth in the Trust Governing Documents and the Acquired Fund’s then-current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3       SHARES TO BE ISSUED. The number of full and fractional Institutional Class shares to be issued by the Acquiring Fund in exchange for the net assets of the Acquired Fund attributable to the Institutional Class shares of the Acquired Fund shall be equal to the aggregate net asset value attributable to the Institutional Class shares of the Acquired Fund divided by the net asset value per share for the Institutional Class shares of the Acquiring Fund, calculated in accordance with Section 2.2 and to the third decimal place after the decimal point. Each Institutional Class shareholder of the Acquired Fund will receive the number of full and fractional shares of Institutional Class shares of the Acquiring Fund, equal to the aggregate net asset value attributable to the Institutional Class shares of the Acquired Fund held by that Institutional Class shareholder immediately prior to the Reorganization divided by the net asset value per share for the Institutional Class shares of the Acquiring Fund, calculated in accordance with Section 2.2 and to the third decimal place after the decimal point.

2.4       EFFECT OF SUSPENSION IN TRADING. The Valuation Date and Closing Date (as defined in Section 3.1) shall be postponed, if on the Valuation Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, as mutually agreed to by the parties. The postponement shall continue until the first business day after the day when trading is fully resumed and reporting is restored.

2.5       DETERMINATION OF VALUE. All computations of value shall be made by ALPS Fund Services, Inc., the Trust’s accounting agent, in accordance with its regular practice in pricing the shares and assets of the Trust.

ARTICLE III
CLOSING AND CLOSING DATE

3.1       CLOSING DATE. The Closing shall occur on March 18, 2019 or such other date as the parties may agree in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place immediately after the close of regular trading on the Valuation Date. The Closing shall be held immediately after the close of regular trading on the NYSE at the offices of ALPS Fund Services, Inc. in Denver, Colorado or at such other time and/or place as the parties may agree.

3.2       CUSTODIAN’S CERTIFICATE. The Acquired Fund shall cause MUFG Union Bank, N.A., as custodian for the Acquired Fund (the “Custodian”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable foreign, U.S. federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for the transfer in such condition as to constitute good delivery thereof.

3.3       TRANSFER AGENT’S CERTIFICATE. The Acquired Fund shall cause ALPS Fund Services, Inc., as transfer agent for the Acquired Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders, and the number, class and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause ALPS Fund Services, Inc., its transfer agent, to issue and deliver to the Acquired Fund at the Closing (a) a certificate as to the opening of accounts in the Acquired Fund Shareholders’ names on the Acquiring Fund’s share transfer books and (b) a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.

3.4       DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

4.1       REPRESENTATIONS OF THE ACQUIRED FUND. The Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)       The Trust is a business trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)       The Acquired Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust, as amended.

(c)       The Trust is registered as an open-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.

(d)       The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in the violation of any provision of the Trust Governing Documents or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e)       Except for conversion fees to be payable to the Acquired Fund’s transfer agent and custodian in connection with the Reorganization, or as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Acquired Fund has no material contracts or other commitments that will be terminated with liability to the Acquired Fund before the Closing Date.

(f)       No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form a reasonable basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)       The financial statements of the Acquired Fund for the fiscal year ended September 30, 2018, have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of September 30, 2018, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

(h)       Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquired Fund arising after such date, except as otherwise disclosed in writing to and accepted by the Acquiring Fund. For the purposes of this subsection (h), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(i)       All U.S. federal, state, local and other tax returns and reports of the Acquired Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are correct in all material respects. All U.S. federal, state, local and other taxes required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (h) above. To the Acquired Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquired Fund, and no assessment for taxes, interest, additions to tax, or penalty has been asserted or threatened against the Acquired Fund.

(j)       All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund (recognizing that under Delaware law, the Acquired Fund shareholders under certain circumstances could be held personally liable for the obligations of the Acquired Fund). All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in Section 3.3. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Acquired Fund, and has no outstanding securities convertible into shares of the Acquired Fund.

(k)       At the time of the Closing, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no other restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(l)       The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund. This Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)       The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with applicable U.S. federal securities and applicable other laws and regulations.

(n)       The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act, and the 1940 Act and the rules and regulations thereunder and do not include, with respect to the Trust or the Acquired Fund, any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(o)       For each taxable year of its operations (including the taxable year ending on the Closing Date (its “Last Year” for purposes of this paragraph (o))), the Acquired Fund (i) has elected to qualify, and has qualified (or in the case of the Last Year, will qualify), as a “regulated investment company” under Subchapter M of the Code (a “RIC”), (ii) has been eligible to and has computed (or in the case of the Last Year, will have been eligible to and will have computed) its U.S. federal income tax under Section 852 of the Code, and (iii) has been (or in the case of the Last Year, will be) treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code. The Acquired Fund will qualify as a RIC as of the Last Year and will have satisfied as of the close of its most recent prior quarter of its Last Year, the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code. The Acquired Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquired Fund to fail to qualify as a RIC under the Code.

(p)       No governmental consents, approvals, authorizations or filings are required under the 1933 Act, Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Delaware state law, as applicable, for the execution of this Agreement by the Trust on behalf of the Acquired Fund, except for the filing of any documents that may be required under Delaware state law and except for such other consents, approvals, authorizations and filings as have been made or received and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(q)       The Trust’s Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act as they currently apply to the Trust.

4.2       REPRESENTATIONS OF THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)       The Trust is a business trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)       The Acquiring Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust, as amended.

(c)       The Trust is registered as an open-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.

(d)       The Acquiring Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in the violation of any provision of the Trust Governing Documents or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)       No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Trust or the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Trust or the Acquiring Fund to carry out the transactions contemplated by this Agreement. Neither the Trust nor the Acquiring Fund knows of any facts that might form a reasonable basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)       The financial statements of the Acquiring Fund for the fiscal year ended September 30, 2018, have been prepared in accordance with generally accepted accounting principles and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of September 30, 2018, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)       Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date, except as otherwise disclosed in writing to and accepted by the Acquired Fund. For the purposes of this subsection (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)       All U.S. federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are correct in all material respects. All U.S. federal, state, local and other taxes required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (h) above. To the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax, or penalty has been asserted or threatened against the Acquiring Fund.

(i)       All issued and outstanding shares of the Acquiring Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund (recognizing that under Delaware law, the Acquiring Fund shareholders under certain circumstances could be held personally liable for the obligations of the Acquiring Fund). All of the issued and outstanding shares of the Acquiring Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Acquiring Fund’s transfer agent as provided in Section 3.3. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(j)       The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)       The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with applicable U.S. federal securities and other applicable laws and regulations.

(l)       The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act, and the 1940 Act and the rules and regulations thereunder and do not include, with respect to the Trust or the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(m)       For each taxable year of its operations, prior to the Closing Date (including its taxable year that includes the Closing Date (the “Reorganization Year” for purposes of this paragraph (m))), the Acquiring Fund (i) has elected, or will elect to qualify, and has qualified or will qualify (in the case of the Reorganization Year), as a RIC, (ii) has been eligible to and has computed its U.S. federal income tax under Section 852 of the Code (and will do so for the Reorganization Year), and (iii) has been, and will (in the case of the Reorganization Year) be treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code. The Acquiring Fund will qualify as a RIC for its Reorganization Year and will have satisfied as of the close of its most recent prior quarter of its Reorganization Year, the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a RIC under the Code..

(n)       No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware state law, as applicable, for the execution of this Agreement by the Trust on behalf of the Acquiring Fund, except for the filing of any documents that may be required under Delaware state law and except for such other consents, approvals, authorizations and filings as have been made or received and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(o)       The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(p)       The Trust’s Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act as they currently apply to the Trust.

ARTICLE V
COVENANTS OF ACQUIRING FUND AND ACQUIRED FUND

5.1       OPERATION IN ORDINARY COURSE; DIVIDENDS.

(a) Subject to Section 1.2 and Section 5.1(b), the Acquired Fund will operate its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid U.S. federal income or excise taxes, and shareholder purchases and redemptions. The Acquiring Fund shall not conduct any business prior to the Closing Date, other than such activity as is necessary to consummate the transactions contemplated by this Agreement. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

(b) Prior to the Closing Date, the Acquired Fund shall declare and pay a dividend or dividends, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund’s investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus any excess of interest excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of the Acquired Fund’s net capital gain, if any (after reduction for any capital loss carryforward and computed without regard to any dividends paid), recognized in all taxable periods or years ending on or prior to the Closing Date.

5.2       INVESTMENT REPRESENTATION. The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.3       ADDITIONAL INFORMATION. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares as permitted by shareholder account registrations.

5.4       FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, the Acquired Fund covenants that it will, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Acquired Fund’s assets and otherwise to carry out the intent and purpose of this Agreement.

5.5       STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Trust shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the Trust’s Treasurer, a statement of the earnings and profits of the Acquired Fund for U.S. federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code.

5.6       REPORTING RESPONSIBILITY. Any reporting responsibility of the Acquired Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Commission, any state securities commission, and any U.S. federal, state or local tax authorities or any other relevant authority, is and shall remain the responsibility of the Acquired Fund.

5.7       TAX STATUS OF REORGANIZATION. The parties intend that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Trust, the Acquired Fund, or the Acquiring Fund shall (either before or after the Closing Date) take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code. At or prior to the Closing Date, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Davis Graham & Stubbs LLP to render the tax opinion contemplated in this Agreement. The parties hereto agree to report the Reorganization as a reorganization qualifying under Code Section 368(a).

5.8       STATEMENT OF ASSETS AND LIABILITIES. The Acquired Fund shall, as soon as is reasonably practicable after the Closing Date, deliver to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Trust.

5.9       CONFIDENTIALITY.

(a)       The Trust, the Acquiring Fund, the Acquired Fund, and the Adviser (the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all non-public, confidential or proprietary information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b)       In the event of a termination of this Agreement, the Protected Persons agree that they along with their board members, employees, representatives, agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all non-public, confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

ARTICLE VI
CONDITION PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1       All representations, covenants, and warranties of the Trust and the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the Trust’s President and its Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2       The Acquiring Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Acquiring Fund prior to or at the Closing.

ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1       All representations, covenants, and warranties of the Trust and the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Acquired Fund’s name by the Trust’s President and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2       The Acquired Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Agreement to be performed or complied with by the Acquired Fund prior to or at the Closing.

7.3       Five (5) business days prior to the Closing Date, the Acquired Fund shall have furnished the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments. At least two (2) business days prior to the Closing Date, the Acquiring Fund shall have notified the Acquired Fund of any assets of the Acquired Fund deemed as being unsuitable for the Acquiring Fund to acquire by reason of limitations in the Trust Governing Documents, or of investment restrictions in the Acquiring Fund’s prospectus or statement of additional information. As of the Closing Date, the assets of the Acquired Fund to be acquired by the Acquiring Fund shall include no assets which were identified by the Acquiring Fund to the Acquired Fund pursuant to the prior sentence. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any investments or securities if, in the reasonable judgement of the Trust’s Board of Trustees, such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interest of the Acquired Fund.

ARTICLE VIII
FURTHER CONDITIONS PRECEDENT

The obligations of each Fund shall also be subject to the fulfillment of the following conditions or waiver by the affected parties:

8.1       This Agreement and the transactions contemplated herein shall have been approved by the Trust’s Board of Trustees, in accordance with Rule 17a-8 under the 1940 Act, and a copy of such resolutions shall be included in the corporate records of the Trust, certified by the Secretary or equivalent officer.

8.2       On the Closing Date, the Securities and Exchange Commission (the “Commission”) shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3       All required consents of other parties and all other consents, orders, and permits of U.S. federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such U.S. federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4       The Funds shall have received an opinion of Davis Graham & Stubbs LLP, which opinion shall be addressed to the Trust, and its Boards of Trustees, substantially to the effect that with respect to the Reorganization for U.S. federal income tax purposes:

(a)       The transfer of all the Acquired Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund followed by the pro rata distribution, by class, by the Acquired Fund of all the Acquiring Fund Shares to the Acquired Fund Shareholders in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)       No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund.

(c)       No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Fund’s assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund Shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund, except for (A) assets as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles at the end of a taxable year or upon the termination thereof, (B) gain that may be recognized on the transfer of stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code.

(d)       No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e)       The aggregate basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization.

(f)       The Acquiring Fund’s basis in the assets received from the Acquired Fund in the Reorganization will be the same as the basis of such assets to the Acquired Fund immediately before the Reorganization, except that the Acquiring Fund’s tax basis will be increased by any gain recognized by the Acquired Fund in the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund, except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period.

(g)       The Acquiring Fund will succeed to and take into account the tax attributes of the Acquired Fund described in Section 381(c) of the Code, subject to any applicable limitations imposed by Sections 381, 382, 383 and 384 of the Code and regulations thereunder.

No opinion will be expressed as to (1) the effect of the Reorganization on the Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code, (2) the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction, or (3) any other U.S. federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and on such representations as tax counsel may reasonably request of the Funds and the Trust and/or their agents, and the Acquired Fund, the Acquiring Fund and the Trust will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.4 of this Agreement.

ARTICLE IX
EXPENSES

9.1       The Funds will pay no expenses associated with their participation in the Reorganization. The Adviser will pay all expenses incurred by the Acquiring Fund and the Acquiring Fund in connection with this Agreement and the transactions contemplated hereby whether or not the Reorganization is consummated (the “Reorganization Expenses”). The Reorganization Expenses include, but are not limited to: (a) expenses associated with the preparation and filing of the registration statement and amendments thereto; (b) postage; (c) accounting fees; (d) legal fees incurred by each Fund; (e) solicitation costs of the transaction; (f) expenses associated with special meetings of the Trust’s Boards of Trustees in connection with the Reorganization; and (g) other related administrative or operational costs (including, for example, brokerage commissions, transfer fees, exchange fees, and securities registration fees). For avoidance of doubt, if the Reorganization is not consummated, the Adviser will bear full responsibility for payment of the Reorganization Expenses.

9.2       Each party represents and warrants to the other that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3       Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Acquired Fund or the Acquiring Fund, as the case may be, as a RIC.

ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF COVENANTS

10.1       The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

10.2       Except for the covenants set forth in Sections 1.1, 1.3, 1.4, 1.9, 5.4, 5.5, 5.8, 5.9, 9.1, 10.2, and 11.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI
TERMINATION

11.1       This Agreement may be terminated by the Trust.

11.2       In the event of any such termination, in the absence of willful breach, there shall be no liability for damages on the part of the Trust, the Acquiring Fund, the Acquired Fund, the Adviser, or their respective board members, members, shareholders and officers. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII
AMENDMENTS

12.1       This Agreement may be amended, modified, or supplemented in such manner as may be agreed upon in writing by the officers of the Trust as specifically authorized by the Trust’s Board of Trustees.

ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW;
ASSIGNMENT; LIMITATION OF LIABILITY

13.1       The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2       This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3       This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado, without regard to conflict of laws.

13.4       This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5       It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the trustees, directors, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the property of the respective Fund, as provided in the Trust Governing Documents. Moreover, no series of the Trust other than the Acquired Fund or Acquiring Fund shall be responsible for the obligations of the Acquired Fund or Acquiring Fund, respectively, hereunder, and all persons shall look only to the assets of the applicable Fund to satisfy the obligations of the Trust and such Fund hereunder. The execution and delivery of this Agreement have been authorized by the Trust’s Board of Trustees on behalf of the Acquiring Fund and the Acquired Fund and signed by authorized officers of the Trust, acting as such. Neither the authorization by such Board of Trustees, as applicable, nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the respective Fund.

ARTICLE XIV
NOTICES

14.1       Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Trust at the applicable address set forth in the first paragraph of this Agreement, or to any other address that the Trust shall have last designated by notice to the other party.

(signature page follows)

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

ALPS SERIES TRUST, on behalf of the Clarkston Fund

By:
Name:
Title:

ALPS SERIES TRUST, on behalf of the Clarkston Select Fund

By:
Name:
Title:

The undersigned is a party to this Agreement for the purposes of Sections 1.7, 5.9, and 9.1 only

CLARKSTON CAPITAL PARTNERS, LLC

By:
Name:
Title:

Appx A-1

Appendix B

SHAREHOLDER INFORMATION FOR THE SELLING FUND

As of December 21, 2018 (the Record Date), the Selling Fund was aware that the following persons or entities owned a controlling interest (ownership of greater than 25% of the Selling Fund). Shareholders with a controlling interest could affect the outcome of proxy voting or the direction of management of the Trust.

Name of Fund / Class	Name and Address	Amount and Type of Beneficial Ownership	Percentage of Class Outstanding (%)
Clarkston Select Fund Institutional Class	CHARLES SCHWAB & CO INC. SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	1,105,519.659 Record	84.96%
Clarkston Select Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC FOR EXCL BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	154,644.255 Record	11.88%

Appendix B-1

Appendix C1

FORM OF INVESTMENT ADVISORY AGREEMENT

ALPS SERIES TRUST

CLARKSTON CAPITAL PARTNERS, LLC

INVESTMENT ADVISORY AGREEMENT

This Agreement is made and entered into effective as of ____________ _____, ____, by and between the ALPS Series Trust (the “Trust”), a Delaware statutory trust, on behalf of the funds listed in APPENDIX A hereto, each a series of shares of the Trust (collectively, the “Funds” and individually, a “Fund”), and Clarkston Capital Partners, LLC, a Michigan limited liability company (the “Adviser”).

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust has designated the Funds as series of shares in the Trust;

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of asset management; and

WHEREAS, the Board of Trustees of the Trust (the “trustees” or the “Board”) has approved this Agreement, and the Adviser is willing to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.       Obligations of the Investment Adviser.

(a)        Services. The Adviser agrees to perform the following services (the “Services”) for the Trust:

(i) manage the investment and reinvestment of the assets of the Funds;

(ii) continuously review, supervise, and administer the investment program of the Funds;

(iii) determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions) with respect to the Funds and what portion of each Fund’s assets shall be held uninvested;

(iv) provide the Trust and the Funds with records concerning the Adviser’s activities under this Agreement that the Trust and the Funds are required to maintain;

(v) render regular reports to the Trust’s trustees and officers concerning the Adviser’s discharge of the foregoing responsibilities, including, but not limited to, reviewing investment policies and investment selection with the trustees every quarter;

(vi) provide the Funds with investment research and statistical data, advice and supervision, data processing and clerical services consistent with each Fund’s investment program;

(vii) furnish the Trust with information the Trust may reasonably request with respect to the securities that the Funds may hold or contemplate purchasing;

(viii) provide the Trust, upon reasonable notice, with access to the Adviser’s offices to review Fund records maintained by the Adviser; and

(ix) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Funds.

The Adviser shall discharge the foregoing responsibilities subject to the control of the trustees and officers of the Trust and in compliance with: (i) such policies as the trustees may from time to time establish, including, but not limited to, the Trust’s Declaration of Trust dated January 12, 2012 and its By-Laws; (ii) the Funds’ objectives, policies and limitations as set forth in each Fund’s prospectus and statement of additional information, as the same may be amended from time to time; and (iii) with all applicable laws and regulations. All Services to be furnished by the Adviser under this Agreement may be furnished through the medium of any directors, officers or employees of the Adviser or through such other parties as the Adviser may determine from time to time, including, without limitation, to the extent approved by the trustees of the Trust, and consistent with the 1940 Act and with all applicable laws and regulations (hereinafter collectively referred to as the “Rules”), any investment sub-adviser (each a “Sub-Adviser”). In such case, the Adviser will oversee the Sub-Adviser in carrying out the Services. The appointment of Sub-Advisers shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the Funds.

(b) Expenses and Personnel. The Adviser agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required in the judgment of the trustees and officers of the Trust to perform the Services on the terms and for the compensation provided herein. The Adviser shall authorize and permit any of its officers, directors and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected, subject to the individual consent of such persons to serve and to any limitations imposed by law. Except to the extent expressly assumed by the Adviser herein and except to the extent required by law to be paid by the Adviser, the Trust shall pay all costs and expenses in connection with its operation.

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(c) Books and Records. All books and records prepared and maintained by the Adviser for the Trust and the Funds under this Agreement shall be the property of the Trust and the Funds and, upon request therefor, the Adviser shall surrender to the Trust and the Funds such of the books and records so requested.

2. Fund Transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Funds. With respect to brokerage selection, the Adviser shall seek to obtain the best overall execution for Fund transactions, which is a combination of price, quality of execution and other factors. The Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Adviser with brokerage, research, analysis, advice and similar services, and the Adviser may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Adviser to the Funds and its other clients and that the total commission paid by the Funds will be reasonable in relation to the benefits to the Funds and the Adviser’s other clients over the long-term. The Adviser will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

The parties agree that it is in the interests of the Funds that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to a Fund than may result when brokerage is allocated to other brokers on the basis of the best price and execution. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser or the Sub-Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Funds and/or other accounts over which the Adviser exercises investment discretion.

3. Compensation of the Adviser. The Clarkston Partners Fund will pay to the Adviser an investment advisory fee equal to an annualized rate of 0.80% of the average daily net assets of the Clarkston Partners Fund. The Clarkston Fund will pay to the Adviser an investment advisory fee equal to an annualized rate of 0.50% of the average daily net assets of the Clarkston Fund. The Clarkston Founders Fund will pay to the Adviser an investment advisory fee equal to an annualized rate of 0.75% of the average daily net assets of the Clarkston Founders Fund. These investment advisory fees shall be calculated as of the last business day of each month based upon the average daily net assets of each Fund determined in the manner described in each Fund’s prospectus and/or statement of additional information and shall be paid to the Adviser by the Funds as soon as practicable after the last day of each month.

4. Status of Investment Adviser. The services of the Adviser to the Trust and the Funds are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust and the Funds are not impaired thereby and provided that whenever the Funds and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security, available investments or opportunities for sales will be allocated in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be equitable to each entity under the specific circumstances. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Funds in any way or otherwise be deemed an agent of the Trust or the Funds. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Adviser, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

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5. Permissible Interests. Trustees, agents and stockholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, stockholders or otherwise; and directors, partners, officers, agents and stockholders of the Adviser are or may be interested in the Trust as trustees, stockholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a stockholder or otherwise.

6. Limits of Liability; Indemnification. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Funds in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the 1940 Act or the Securities Act of 1933, as amended (the “1933 Act”), except for information supplied by the Adviser for inclusion therein. The Trust agrees to indemnify the Adviser to the full extent permitted by the Trust’s Declaration of Trust.

7. Proxy Voting and Other Corporate Matters. The Adviser will take any and all action and provide any and all advice with respect to the voting of securities held by the Funds in accordance with the Funds’ Proxy Voting Policies and Procedures, as amended and revised from time to time. The Adviser agrees to provide the Funds in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Funds to file Form N-PX as required by Rule 30b1-4 under the 1940 Act. With the Funds’ approval, the Adviser shall also have the authority to: (i) identify, evaluate and pursue legal claims, including commencing or defending suits, affecting the securities held at any time in the Funds, including claims in bankruptcy, class action securities litigation and other litigation; (ii) participate in such litigation or related proceedings with respect to such securities as the Adviser deems appropriate to preserve or enhance the value of the Funds, including filing proofs of claim and related documents and serving as “lead plaintiff” in class action lawsuits; (iii) exercise generally any of the powers of an owner with respect to the supervision and management of such rights or claims, including the settlement, compromise or submission to arbitration of any claims, the exercise of which the Adviser deems to be in the best interest of the Funds or required by applicable law, including the Employee Retirement Income Security Act (ERISA), and (iv) employ suitable agents, including legal counsel, and to arrange for the payment of their reasonable fees, expenses and related costs from the Funds.

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8. Information and Reports. The Adviser shall keep the Funds informed of developments relating to its duties as Adviser of which the Adviser has, or should have, knowledge that would materially affect the Funds. In this regard, the Adviser shall provide the Trust on behalf of the Funds and its officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Trust on behalf of the Funds may from time to time reasonably request.

(a) Prior to each regular meeting of the Board of the Trust on behalf of the Funds, the Adviser shall provide the Board with reports regarding the Adviser’s management of the Funds during the most recently completed quarter, which reports shall include the Adviser’s compliance with each Fund’s investment objectives and policies and the 1940 Act and applicable rules and regulations under the 1940 Act, each of which shall be in such form as may be mutually agreed upon by the Adviser and the Funds.

(b) Each of the Adviser and the Trust on behalf of the Funds shall provide the other party with a list, to the best of the Adviser’s or the Trust’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Trust, as the case may be, and each of the Adviser and Trust agrees promptly to update such list whenever the Adviser or the Trust becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

(c) The Adviser shall also provide the Trust on behalf of the Funds with any information reasonably requested by the Trust on behalf of the Funds regarding the Adviser’s management of the Funds’ assets required for any shareholder report, amended registration statement or supplement to the prospectus or statement of additional information to be filed by the Trust on behalf of the Funds with the U.S. Securities and Exchange Commission (the “SEC”).

9. Term. This Agreement shall remain in effect for an initial term of one year from the date hereof, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that:

(a) the Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 30 days’ written notice of a decision to terminate this Agreement by: (i) the Trust’s trustees; or (ii) the vote of a majority of the outstanding voting securities of the Funds;

(b) the Adviser may, at any time and without the payment of penalty, terminate this Agreement upon 60 days’ notice to the Trust on behalf of the Funds;

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(c) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the 1940 Act and the Rules thereunder); and

(d) the terms of paragraphs 6, 9, 11 and 15 of this Agreement shall survive the termination of this Agreement.

In the event of the assignment of this Agreement, the Adviser shall notify the Trust on behalf of the Funds in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment as defined in Section 2(a)(4) of the 1940 Act will occur, and to take the steps necessary to enter into a new contract with the Adviser.

10. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the directors/trustees who are not interested persons of the Adviser or of the Trust. To the extent legal counsel to the Trust concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

11. Applicable Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by Colorado law in a manner not in conflict with the provisions of the 1940 Act.

12. Representations and Warranties.

(a) Representations and Warranties of the Adviser. The Adviser hereby represents and warrants to the Trust as follows:

(i) the Adviser is a limited liability company duly organized and in good standing under the laws of the State of Michigan and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder;

(ii) the Adviser is registered as an investment adviser with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement;

(iii) the Adviser will maintain, keep current and preserve on behalf of the Fund all books and records: (i) required pursuant to Rule 31a-1(b)(1), (2)(ii), (2)(iii), (3), (5) – (10), (12) and any records reasonably related thereto; or (ii) required in connection with such recordkeeping responsibilities as may be delegated by the Trust on behalf of the Funds to the Adviser from time to time. The Adviser agrees that such records are the property of the Funds, and shall be surrendered to the Funds promptly upon request. The Trust on behalf of the Funds acknowledges that Adviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation;

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(iv) the Adviser shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-l under the 1940 Act and shall provide the Trust on behalf of the Funds with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Adviser acknowledges receipt of the written Code of Ethics adopted by and on behalf of the Trust on behalf of the Funds. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Adviser shall certify to the Trust on behalf of the Funds that the Adviser has complied with the requirements of Rules 204A-1 and 17j-l during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), and that no persons covered under its Code of Ethics have divulged or acted upon any material, non-public information, as such term is defined under relevant securities laws, and if a violation of the Code of Ethics of the Trust on behalf of the Funds or a violation of the Code of Ethics of the Adviser has occurred, that appropriate action was taken in response to such violation. Annually, the Adviser shall furnish to the Trust a written report that complies with the requirements of Rule 17j-1 concerning the Adviser’s Code of Ethics. The Adviser shall permit the Trust to examine the reports required to be made by the Adviser under Rules 204A-1(b) and 17j-l(d)(1) and this subparagraph;

(v) the Adviser has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Adviser and its supervised persons, and, to the extent the activities of the Adviser in respect of the Funds could affect the Funds, by the Funds, of “Federal Securities Laws” (as defined in Rule 38a-1 under the 1940 Act), and that the Adviser has provided the Trust with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Trust on behalf of the Funds. The Adviser agrees to cooperate with periodic reviews by the Trust’s compliance personnel of the Adviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Trust from time to time such additional information and certifications in respect of the Adviser’s policies and procedures, compliance by the Adviser with federal securities laws and related matters as the Trust’s compliance personnel may reasonably request. The Adviser agrees to promptly notify the Trust on behalf of the Funds of any compliance violations that affect the Funds’ assets;

(vi) the Adviser will provide the requisite certifications reasonably requested by the chief executive officer and chief financial officer of the Funds necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR and Form N-Q as required under the Sarbanes-Oxley Act of 2002 to the extent that such reporting and certifications relate to the Adviser’s duties and responsibilities under this Agreement; and

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(vii) the Adviser will immediately notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise. The Adviser will also immediately notify the Trust if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Funds.

(b) Representations and Warranties of the Trust. The Trust hereby represents and warrants to the Adviser as follows:

(i) the Trust has been duly organized as a statutory trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms;

(ii) the Trust is registered as an investment company with the SEC under the 1940 Act;

(iii) shares of the Trust are registered for offer and sale to the public under the 1933 Act; and

(iv) such registrations will be kept in effect during the term of this Agreement.

13. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

Clarkston Capital Partners, LLC

91 West Long Lake

Bloomfield Hills, MI 48304

Attn: David W. Rumph, CPA

To the Trust or the Fund at:

ALPS Series Trust

1290 Broadway, Suite 1100

Denver, Colorado 80203

Attn: Secretary

14. Structure of Agreement. The Trust is entering into this Agreement solely on behalf of the Funds, and: (a) no breach of any term of this Agreement shall create a right or obligation with respect to any series of the Trust other than the Funds; (b) under no circumstances shall the Adviser have the right to set off claims relating to the Funds by applying property of any other series of the Trust; and (c) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the Funds.

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15. Use of Names. The Trust and the Adviser acknowledge that all rights to the name “ALPS Series Trust” or any variation thereof belong to the Trust. The Trust acknowledges that all rights to the name “Clarkston Capital Partners” and “Clarkston” belongs to the Adviser, and that the Trust is being granted a limited license to use such words in its name, the name of its series and the name of its classes of shares.

16. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[BALANCE OF PAGE LEFT INTENTIONALLY BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

ALPS SERIES TRUST	CLARKSTON CAPITAL PARTNERS, LLC

By: Jeremy O. May	By:
Title: President	Title:

10

 APPENDIX A

LIST OF FUNDS

Clarkston Partners Fund

Clarkston Fund

Clarkston Founders Fund

Appendix C2

FORM OF AMENDMENT TO THE

INVESTMENT ADVISORY AGREEMENT

ALPS SERIES TRUST

CLARKSTON CAPITAL PARTNERS, LLC

FORM OF AMENDMENT NO. 1 TO

INVESTMENT ADVISORY AGREEMENT

AMENDMENT NO. 1 effective ____ __, ___ (the “Amendment”) to the Investment Advisory Agreement (the “Agreement”) made as of ____ __, ___ between ALPS Series Trust, a Delaware statutory trust (the “Trust”), on behalf of the funds listed in APPENDIX A of the Agreement, each a series of shares of the Trust (collectively, the “Funds” and individually, a “Fund”), and Clarkston Capital Partners, LLC, a Michigan limited liability company (the “Adviser”).

WHEREAS, the parties seek to amend the Agreement as follows:

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Compensation.

The following sentence is added to section 3, Compensation of the Adviser, as the 4th sentence:

The Clarkston Select Fund will pay to the Adviser an investment advisory fee equal to an annualized rate of 0.50% of the average daily net assets of the Clarkston Select Fund.

2.	Appendix A.

APPENDIX A to the Agreement is deleted and replaced by APPENDIX A to this Amendment.

3.	No Other Changes.

Except as amended by this Amendment, the Agreement remains in full force and effect.

4.	Miscellaneous.

The captions in this Amendment are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Amendment shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Amendment shall not be affected thereby. This Amendment shall be binding and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by Colorado law.

(signature page follows)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

ALPS SERIES TRUST	CLARKSTON CAPITAL PARTNERS, LLC

By: Jeremy O. May	By:
Title: President	Title:

APPENDIX A

LIST OF FUNDS

Clarkston Partners Fund

Clarkston Fund

Clarkston Founders Fund

Clarkston Select Fund

Appendix C-4

Appendix D

DATA REGARDING CURRENT AND NEW ADVISORY AGREEMENT

A.	Dates of Current Agreement

Current Agreement	Last approved by Board on	Last approved by Shareholders on
Clarkston Select Fund	August 23, 2018	April 27, 2016

B.	Advisory Fee Rates Under Current and New Advisory Agreement for the Funds.

Fund	Fee Rates (annualized rate)
Clarkston Select Fund (Selling Fund)	0.50% of the average daily net assets of the Fund

These investment advisory fees shall be calculated as of the last business day of each month based upon the average daily net assets of the Selling Fund determined in the manner described in the Selling Fund’s Prospectus and/or Statement of Additional Information and shall be paid to the Adviser by the Fund as soon as practicable after the last day of each month.

The management fee payable to the Adviser under the New Advisory Agreement will be the same as under the Current Advisory Agreement.

C.	Payments to the Adviser During the Fiscal Year Ended September 30, 2018.

Aggregate Advisory Fees Paid by the Fund to the Adviser for Fiscal Year Ended 9/30/18	Aggregate Other Payments by the Fund to the Adviser for Fiscal Year Ended 9/30/18	Aggregate Other Payments by the Fund to Affiliates of the Adviser or Affiliates of Such Affiliates for Fiscal Year Ended 9/30/18
$5,934,254	$0	$0

E.	Whether the Adviser Has Waived, Reduced or Otherwise Agreed to Reduce its Compensation with respect to the Funds.

The Adviserhas contractually agreed to waive a portion of its management fees and/or administration fees and/or reimburse additional other expenses so as to limit the Selling Fund’s Total Annual Fund Operating Expenses, exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses.

Appx D-1

Clarkston Select Fund (Selling Fund)

The Adviser has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of shareholder service fees, brokerage expenses, interest expenses, acquired fund fees and expenses, taxes and extraordinary expenses, to an annual rate of 0.55% of the Fund’s average daily net assets for the Institutional Class shares. This agreement is in effect through January 31, 2020. The Adviser may not terminate this agreement without the approval of the Fund’s Board of Trustees. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to reimburse any such expenses borne by the Adviser more than three years after the date on which the fee or expense was waived or limited or assumed and paid by the Adviser, as calculated on a monthly basis.

Appx D-2

ALPS Series Trust

Clarkston Select Fund

Clarkston Fund

Statement of Additional Information

January 28, 2019

Acquisition of all of the assets and liabilities of:	By and in exchange for shares of:

ALPS Series Trust	ALPS Series Trust

Clarkston Select Fund	Clarkston Fund

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Combined Proxy Statement/Prospectus dated January 28, 2019 (the “Proxy Statement/Prospectus”) relating specifically to the Special Meeting of Shareholders of the Clarkston Select Fund that will be held on March 13, 2019. A copy of the Proxy Statement/Prospectus may be obtained upon request and without charge by calling 1-844-680-6562  or by writing to: ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80201.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus. The Reorganization will occur in accordance with the terms of the Agreement and Plan of Reorganization.

Further information about the Selling Fund and the Acquiring Fund is contained in Statement of Additional Information for Institutional Class shares dated January 28, 2019, as applicable, as supplemented from time to time, which are incorporated herein by reference only insofar as they relate to the Selling Fund and the Acquiring Fund. No other parts are incorporated by reference herein.

The audited financial statements, (audited and unaudited) financial highlights and related independent registered public accounting firm’s reports for the Selling Fund and the Acquiring Fund are contained in their Annual Report for the fiscal year ended September 30, 2018, which are incorporated herein by reference only insofar as they relate to the Selling Fund and the Acquiring Fund. No other parts of such Annual Report are incorporated by reference herein.

The date of this Statement of Additional Information is January 28, 2019.